SINCE UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ⌧ Filed by a Party other than the Registrant o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ⌧ Definitive Proxy Statement o Definitive Additional Materials o Soliciting Material Pursuant to §240.14a-12 YETI Holdings, Inc. (Name of registrant as specified in its charter) (Name of person(s) filing proxy statement, if other than the registrant) Payment of Filing Fee (Check all boxes that apply): ⌧ No fee required. o Fee paid previously with preliminary materials. o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11 Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.aa | Sequence: 1 CHKSUM Content: 62088 Layout: 36283 Graphics: 52572 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Black, ~note-color 2 GRAPHICS: RC_dbl_rule.eps, RC_thk_rule.eps V1.5

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1 BE AUTHENTIC AND INNOVATIVE WITH OUR BRAND AND PRODUCTS 2 CONTINUALLY STRIVE FOR IMPROVEMENT 3 PRIORITIZE ACTIVITIES THAT HAVE THE BIGGEST IMPACT 4 BE RESPONSIVE AND GO THE EXTRA MILE 5 ACT WITH A SENSE OF URGENCY 6 NO ONE SUCCEEDS ALONE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ac | Sequence: 2 CHKSUM Content: 0 Layout: 468 Graphics: 970 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 35773-1_ifc_fpo_4c_cov.eps V1.5

YETI Holdings, Inc. 7601 Southwest Parkway Austin, Texas 78735 March 21, 2022 To Our Fellow Stockholders: We are pleased to invite you to attend the Annual Meeting of Stockholders of YETI Holdings, Inc. (“YETI”) to be held virtually on Thursday, May 5, 2022, at 8:00 a.m. CDT, at www.virtualshare holdermeeting.com/YETI2022. As part of our precautions regarding the COVID-19 pandemic and to support the health and well-being of our stockholders, YETI’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held exclusively online. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. The following pages include a formal notice of the Annual Meeting and YETI’s proxy statement. These materials describe various matters on the agenda for the Annual Meeting and provide details regarding admission to the Annual Meeting. Please read these materials so that you will know what we plan to do at the Annual Meeting. We have elected to provide access to our proxy materials over the Internet by mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders who have not previously requested to receive our proxy materials by mail or e-mail. The Notice provides information on how stockholders can obtain paper copies of our proxy materials if they so choose. This method expedites the receipt of your proxy materials, lowers the costs of the Annual Meeting, and supports conservation of natural resources. It is important that your shares be represented at the Annual Meeting. Regardless of whether or not you plan to attend the Annual Meeting virtually, please vote your shares as soon as possible through any of the voting options available to you as described in the accompanying proxy statement and the Notice or proxy card you received. We hope you will exercise your rights as a stockholder and fully participate in YETI’s future. On behalf of management and our Board of Directors, we thank you for your continued support of YETI. Sincerely, Matthew J. Reintjes President and Chief Executive Officer, Director “IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE.” Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ba | Sequence: 1 CHKSUM Content: 13275 Layout: 29183 Graphics: 28269 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, 1, Black, 0 GRAPHICS: matth_j_reintj_4c_pht.eps, matthew_j_reintjes_k_sig.eps, YETI_yeti blue_logo.eps V1.5

$1.41B 24% 35% $295M $227.8M Net Sales Coolers & Equipment Growth DTC Growth Adjusted Operating Income* Adjusted Net Income* 29% 32% 23% 20.9% $2.57 Net Sales Growth Drinkware Growth Wholesale Growth Adjusted Operating Margin* Adjusted Net Income Per Diluted Share* *For a reconciliation of adjusted operating income, adjusted operating margin, adjusted net income, and adjusted net income per diluted share as set forth in this Proxy Statement to the nearest GAAP measures, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.” ESG HIGHLIGHTS 43% of our Leaders are Women 287,000 Single-use Water Bottles Eliminated Supporting Our Communities 355 Tons of Packaging Waste Avoided 50% Smaller Carbon Footprint Committed to Climate Action Through our commitment to diversity, equity, and inclusion, we increased the percentage of women in leadership roles from 41% in 2020 to 43% in 2021. YETI provides “hydration stations” to eliminate the need for single-use drinkware at various events in the U.S. and internationally. Since 2018, we believe they have saved an estimated 287,000 16 oz. plastic water bottles from being used. More than $2 million donated to organizations and foundations working on conservation and representation in the WILD. Since 2018, our preferred packaging initiatives have eliminated 146 tons of plastic and 209 tons of paper from our products. By switching from virgin plastic to 100% traceable and 100% post-consumer recycled Bureo® NetPlus® material, we lowered the carbon footprint of the plastic in all YETI hat brims by 50% beginning in 2021. We set emissions reduction targets across our value chain, including commitments to reduce our Scope 1 and 2 emissions by 50% and our Scope 3 emissions by 27% by 2030 compared to a FY20 baseline. 13 COMMUNITIES + 157 AMBASSADORS 2021 FINANCIAL HIGHLIGHTS FISHING HUNTING BEER & BBQ CULINARY SKI/SNOWBOARD SKATEBOARD SURF/PADDLE SPORTS MUSIC WELLNESS RODEO RANCH CLIMB/ALPINE 2021 Community Reach Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ba | Sequence: 2 CHKSUM Content: 0 Layout: 2525 Graphics: 40987 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, ~note-color 2, 0, 1, Black GRAPHICS: 35773-1_iff_fpo_4c_cov.eps V1.5

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS As part of our precautions regarding the COVID-19 pandemic and to support the health and well-being of our stockholders, YETI’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held exclusively online. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. To be admitted to and participate in the Annual Meeting, you must enter the control number on your proxy card, voting instruction form, or Notice of Internet Availability you previously received. See additional instructions on page 1 of the accompanying proxy statement. ITEMS OF BUSINESS At the Annual Meeting, stockholders will be asked to: • Elect the two Class I director nominees named in the accompanying proxy statement to serve until YETI’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; • Approve, by a non-binding advisory vote, the compensation paid to YETI’s named executive officers (a “say-on-pay” vote); • Ratify the appointment of PricewaterhouseCoopers LLP as YETI’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and • Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. STOCKHOLDERS ENTITLED TO VOTE YETI’s Board of Directors has fixed the close of business on March 10, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, attend and vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, attend, and vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at YETI’s offices for ten days prior to the Annual Meeting. The list of stockholders may also be accessed during the virtual Annual Meeting at www.virtualshareholdermeeting.com/YETI2022 by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability. MATERIALS This Notice of Annual Meeting of Stockholders, the accompanying proxy statement and YETI’s 2021 Annual Report to Stockholders are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT Whether or not you plan to participate in the Annual Meeting, you are urged to vote your shares in one of the manners described in the accompanying materials as soon as possible so that your shares may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. If you plan to participate in the Annual Meeting, please have on hand the control number on your proxy card or Notice of Internet Availability you previously received. By Order of the Board of Directors, Bryan C. Barksdale Senior Vice President, General Counsel and Secretary March 21, 2022 DATE: Thursday, May 5, 2022 TIME: 8:00 a.m. CDT LOCATION: www.virtualshareholdermeeting.com/YETI2022 Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ba | Sequence: 3 CHKSUM Content: 63721 Layout: 41474 Graphics: 707 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: bryan_barksdale_k_sig.eps V1.5

Cautionary Note Regarding Forward-Looking Statements This proxy statement (this “Proxy Statement”) of YETI Holdings, Inc. (“YETI”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this Proxy Statement are forward-looking statements. Forward-looking statements include statements containing words such as “anticipate,” “assume,” “believe,” “can,” “have,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future performance or other events. For example, all statements made relating to future goals, commitments, programs, and initiatives as well as business performance and strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected and, therefore, you should not unduly rely on such statements. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to the risks and uncertainties contained in our filings with the United States Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended January 1, 2022, as such filings may be amended, supplemented or superseded from time to time by other reports YETI files with the SEC. As a result, the actual conduct of our activities, including the development, implementation, or continuation of any program, policy, or initiative discussed or forecasted in this Proxy Statement, may differ materially in the future. As with any projections or estimates, actual results or numbers may vary. The forward-looking statements contained in this Proxy Statement are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While YETI believes that these assumptions underlying the forward-looking statements are reasonable, YETI cautions that it is very difficult to predict the impact of known factors, and it is impossible for YETI to anticipate all factors that could affect actual results. The forward-looking statements included here are made only as of the date hereof. YETI undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. Website References You may also access additional information about YETI at www.YETI.com. References to our website throughout this Proxy Statement are provided for convenience only and the content on our website does not constitute a part of this Proxy Statement. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ba | Sequence: 4 CHKSUM Content: 48585 Layout: 5875 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

YETI 2022 PROXY STATEMENT | 1 PROXY SUMMARY This proxy statement (this “Proxy Statement”) of YETI Holdings, Inc., a Delaware corporation (“YETI”), is being furnished in connection with the solicitation of proxies by YETI’s Board of Directors (the “Board”) for use at YETI’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 5, 2022, at the time and place and for the purpose of voting on the matters set forth in the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”) and any adjournment(s) or postponement(s) thereof. YETI’s proxy materials are ﬁrst being made available on or about March 21, 2022 to all stockholders entitled to vote. MATTERS TO BE VOTED ON The matters to be voted on at the Annual Meeting and the Board voting recommendations for such matters are as set forth below: The stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof. ATTENDING THE VIRTUAL ANNUAL MEETING Logistics • Attend the Annual Meeting online, including to vote and/or submit questions, at www.virtualshareholdermeeting.com/YETI2022. • The Annual Meeting will begin at 8:00 a.m. CDT, with log-in beginning at 7:45 a.m. CDT, on Thursday, May 5, 2022. • Stockholders will need to use the control number on their proxy card, voting instruction form or Notice of Internet Availability in order to log into www.virtualshareholdermeeting.com/YETI2022. • We encourage you to access the Annual Meeting prior to the start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. CDT. Please note that if you do not have your control number and you are a registered owner, operators will be able to provide your control number to you. However, if you are a beneﬁcial owner (and thus hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting if you are unable to locate it prior to the Annual Meeting on your voting instruction form or Notice of Internet Availability. • Technicians will be available to assist you with any technical difficulties. If you encounter any difficulties accessing the Annual Meeting during the check-in or during the Annual Meeting, please call 1-844-986-0822, or 303-562-9302 for international calls. The technical support number will also be displayed on the login page of the online virtual meeting platform. Voting During the Annual Meeting • Stockholders should follow the instructions at www.virtualshareholdermeeting.com/YETI2022 to vote during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes submitted by Internet, telephone or mail. 1. The election of the two Class I director nominees named in this Proxy Statement to serve until YETI’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualiﬁed; 2. The approval, by a non-binding advisory vote, of the compensation paid to YETI’s named executive officers; and 3. The ratiﬁcation of the appointment of PricewaterhouseCoopers LLP as YETI’s independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ca | Sequence: 1 CHKSUM Content: 38945 Layout: 11091 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

2 | YETI 2022 PROXY STATEMENT PROXY SUMMARY Asking Questions • You may submit live questions in writing during the Annual Meeting at www.virtualshareholdermeeting.com/ YETI2022. During the Annual Meeting, we will answer as many stockholder submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be published and answered on our website following the Annual Meeting with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Following the Annual Meeting • Following the Annual Meeting, we will post to our Investor Relations website a replay and a transcript of the Annual Meeting (including the question and answer session), as well as ﬁnal voting results, which will remain on the website for at least one year. HOW TO VOTE Stockholders of Record In Advance of the Annual Meeting If you are a stockholder of record, you can vote via the following methods in advance of the Annual Meeting: The deadline to vote in advance by telephone or electronically is 11:59 P .M. ET on May 4, 2022. If you vote by phone or electronically, you do not need to return a proxy card. If you plan to mail or return a proxy card to instruct how your shares are voted at the Annual Meeting, your proxy card should be returned so that it is received before the polls close at the Annual Meeting. During the Annual Meeting If you are a stockholder of record, you can vote during the Annual Meeting, by going to the web address www.virtualshareholdermeeting.com/YETI2022 and following the instructions for voting. Beneﬁcial Owners If you are a beneﬁcial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that ﬁrm. Although most banks and brokers now offer voting by mail, by telephone and by Internet, availability and speciﬁc procedures will depend on their voting arrangements. Shares held beneﬁcially may be voted electronically during the Annual Meeting using the control number on the voting instruction form or Notice of Internet Availability received by the beneﬁcial owner. BY TELEPHONE Dial 1-800-690-6903 and follow the instructions for telephone voting shown on the proxy card or voting instruction form mailed to you, or the instructions that you received by email. BY MAIL BY MOBILE DEVICE BY INTERNET Complete, sign, date and mail the proxy card or voting instruction form in the envelope provided. If you vote via the Internet or by telephone, please do not mail your proxy card or voting instruction form. Scan, with your mobile device, the QR code provided on the proxy card or voting instruction form mailed to you. In advance of the Annual Meeting, go to the web address www.proxyvote.com and follow the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form mailed to you, or the instructions that you received by email. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ca | Sequence: 2 CHKSUM Content: 40137 Layout: 20359 Graphics: 22760 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: by_internet_4c_icon.eps, qr_code_k_icon.eps, by_mail_4c_icon.eps, by_tel_4c_icon.eps V1.5

YETI 2022 PROXY STATEMENT | 3 PROXY SUMMARY This summary highlights certain information contained in this Proxy Statement but does not contain all of the information that you should consider before voting. For more complete information, please review our Annual Report and this entire Proxy Statement. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 5, 2022. As permitted by the Securities and Exchange Commission (“SEC”) rules, YETI has elected to make the Annual Meeting Notice, this Proxy Statement, and our Annual Report to Stockholders covering YETI’s ﬁscal year ended January 1, 2022 (our “Annual Report”) available to our stockholders primarily via the Internet at www.proxyvote.com, rather than mailing printed copies of these materials to each stockholder. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access and review the proxy materials, including the Annual Meeting Notice, this Proxy Statement and the Annual Report, on the Internet and how to access an electronic proxy card to vote on the Internet. If you receive a Proxy Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Proxy Notice to request that a paper copy be mailed to you. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ca | Sequence: 3 CHKSUM Content: 31729 Layout: 30569 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

OUR BOARD OF DIRECTORS PROPOSAL 1. ELECTION OF CLASS I DIRECTORS The Board currently consists of seven qualified directors with skills we believe are aligned to our business and strategy. The table below sets forth the names of our current directors, including each of our Class I directors whose term expires at the Annual Meeting and each director of YETI who will continue to serve as a director after the Annual Meeting. Each of the current Class I directors has been nominated for election at the Annual Meeting as further described under “Director Nominees” below. NAME CLASS YEAR TERM EXPIRES Frank D. Gibeau I 2022 Matthew J. Reintjes I 2022 Mary Lou Kelley II 2023 Dustan E. McCoy II 2023 Robert K. Shearer II 2023 Tracey D. Brown III 2024 Alison Dean III 2024 The classiﬁed structure of the Board was adopted in our Amended and Restated Certiﬁcate of Incorporation, effective October 25, 2018 (the “Certiﬁcate of Incorporation”). Director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. This means that the two director nominees who receive the most affirmative votes (among votes properly cast in person or by proxy) will be elected to the Board at the Annual Meeting. Should any director nominee become unable or unwilling for good cause to serve as a director at the time of the Annual Meeting, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate, or the Board may reduce the number of directors constituting the Board. However, we are not aware of any circumstances that would prevent any of the Class I director nominees from serving. Directors are elected to serve until the expiration of their three-year term and until their successors have been elected and qualified. Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “For All” to elect each Class I director nominee to the Board. The Board unanimously recommends that stockholders vote “FOR ALL” to elect each Class I director nominee to the Board. 4 | YETI 2022 PROXY STATEMENT Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 1 CHKSUM Content: 33928 Layout: 24091 Graphics: 21141 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: checkmark_ko_icon.eps V1.5

ETHNIC DIVERSITY GENDER DIVERSITY Average Age: 51 Female: 42.9% (3 of 7 directors) Black/African American: 14.3% (1 of 7 directors) 1 BOARD TENURE 0-2 Years: 42.9% (3 of 7 directors) 3-5 Years: 42.9% (3 of 7 directors) 5+ Years: 14.3% (1 of 7 directors) Independent: 85.7% (6 of 7 directors) 3 AGE DISTRIBUTION <50 Years: 14.3% (1 of 7 directors) 50-59 Years: 42.9% (3 of 7 directors) >70 Years: 28.6% (2 of 7 directors) 2 1 1 3 INDEPENDENCE 6 BOARD SNAPSHOT 60-69 Years: 14.3% (1 of 7 directors) 3 3 1 YETI 2022 PROXY STATEMENT | 5 OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 2 CHKSUM Content: 45564 Layout: 27876 Graphics: 46568 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, 1, Black, 0 GRAPHICS: 35773-1_4B_board snap.eps V1.5

DIRECTOR NOMINEES The stockholders are being asked to elect Frank D. Gibeau and Matthew J. Reintjes to serve as Class I directors for a term of three years ending at our 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each Class I director nominee currently serves as a Class I director whose term expires at the Annual Meeting. Each Class I director nominee has consented to serve as a Class I director if elected, and each Class I director nominee has expressed his intention to serve the entire term. The Board has nominated these directors following the recommendation of the Nominating and Governance Committee of the Board. The following sections provide information with respect to each nominee for election as a Class I director. It includes the specific experience, qualifications, and skills considered by the Nominating and Governance Committee and/or the Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on the Board, his age and such director’s committee assignments. Ages are as of March 21, 2022. CLASS I DIRECTOR NOMINEES (FOR TERMS EXPIRING IN 2025) FRANK D. GIBEAU CAREER HIGHLIGHTS • Zynga Inc., a leading provider of social game services • Chief Executive Officer (March 2016 to Present) • Electronic Arts Inc., a global leader in digital interactive entertainment • Executive Vice President of EA Mobile (September 2013 to May 2015) • President of EA Labels (August 2011 to September 2013) • President of EA Games Label (June 2007 to August 2011) • Executive Vice President, General Manager, North America Publishing (September 2005 to June 2007) • Senior Vice President of North American Marketing (2002 to September 2005) OTHER CURRENT PUBLIC COMPANY BOARDS • Zynga (August 2015 to Present) EDUCATION • M.B.A., Santa Clara University • B.S., Business Administration, University of Southern California KEY SKILLS AND QUALIFICATIONS Mr. Gibeau was selected to serve on our Board because of his: • extensive leadership experience in a public company • extensive public accounting, finance, and internal control experience • deep knowledge of corporate strategy, product development and brand building Director Since: February 2020 Age: 53 Committees: • Audit Independent 6 | YETI 2022 PROXY STATEMENT OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 3 CHKSUM Content: 28766 Layout: 39069 Graphics: 6452 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, 0, Yeti Blue, ~note-color 2, 1, Black, Cyan GRAPHICS: checkmark_yeti blue_icon.eps, frank_gibeau_4c_photo.eps V1.5

MATTHEW J. REINTJES CAREER HIGHLIGHTS • YETI Holdings, Inc. • President and Chief Executive Officer (September 2015 to Present) • Vista Outdoor Inc., a manufacturer of outdoor sports and recreation products, which, prior to February 9, 2015, was operated as a reporting segment of Alliant Techsystems Inc. • Vice President of Outdoor Products (February 2015 to September 2015) • Alliant Techsystems Inc., an aerospace, defense, and sporting goods company • Vice President of Accessories (November 2013 to February 2015) • Bushnell Holdings Inc., a portfolio of leading brands in outdoor and recreation products • Chief Operating Officer (May 2013 to November 2013) • Hi-Tech Industrial Services, Inc., a supplier of industrial services • Chief Operating Officer (January 2013 to May 2013) • Danaher Corporation, a global science and technology company • President of KaVo Equipment Group-North America (October 2011 to January 2013) • President-Imaging (April 2011 to October 2011) • Roles including Vice President/General Manager, Vice President of Sales, and Senior Product Manager (2004 to October 2011) EDUCATION • M.B.A., University of Virginia’s Darden School of Business • B.A., Economics, University of Notre Dame KEY SKILLS AND QUALIFICATIONS Mr. Reintjes was selected to serve on our Board because of his: • perspective and experience as our President and CEO • extensive experience in corporate strategy, brand leadership, new product development, general management processes • operations leadership with companies in the outdoor sports and recreation products industries Director Since: March 2016 Age: 46 YETI 2022 PROXY STATEMENT | 7 OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 4 CHKSUM Content: 50935 Layout: 52583 Graphics: 56756 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, Black GRAPHICS: matth_j_reintj_4c_pht.eps V1.5

DIRECTORS CONTINUING IN OFFICE The following section provides information with respect to each director of YETI who will continue to serve as a director after the Annual Meeting. It includes the specific experience, qualifications and skills considered by the Nominating and Governance Committee and/or the Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on the Board, his or her age and such director’s committee assignments. Ages are as of March 21, 2022. CLASS II DIRECTORS (FOR TERMS EXPIRING IN 2023) MARY LOU KELLEY CAREER HIGHLIGHTS • Best Buy Co., Inc., a consumer electronics retailer • President, E-commerce (April 2014 to March 2017) • Chico’s FAS Inc., a retail women’s clothing chain • Senior Vice President, E-commerce (July 2010 to March 2014) • L.L. Bean, a retail company • Vice President of Retail Real Estate and Marketing (2006 to 2009) OTHER CURRENT PUBLIC COMPANY BOARDS • Vera Bradley, Inc., a luggage and handbag design company (since December 2015) • Finning International, Inc., a dealer of construction machinery and equipment (since January 2018) EDUCATION • M.B.A., University of Virginia’s Darden School of Business • B.A., Economics, Boston College KEY SKILLS AND QUALIFICATIONS Ms. Kelley was selected to serve on our Board because of her: • extensive executive leadership experience • deep knowledge of consumer products, e-commerce, and omni-channel marketing • knowledge of corporate compensation and governance matters Director Since: February 2019 Age: 61 Committees: • Compensation • Nominating & Governance (Chair) Independent 8 | YETI 2022 PROXY STATEMENT OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 5 CHKSUM Content: 32232 Layout: 56529 Graphics: 25538 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, 0, Yeti Blue, ~note-color 2, 1, Black, Cyan GRAPHICS: checkmark_yeti blue_icon.eps, mary_lou_kelly_4c_photo.eps V1.5

DUSTAN E. McCOY Director Since: October 2018 Age: 72 Committees: • Audit • Compensation (Chair) Independent CAREER HIGHLIGHTS • Brunswick Corporation, a global manufacturer and marketer of recreation products • Chairman of the Board and Chief Executive Officer (December 2005 to February 2016) • President, Brunswick Boat Group (October 2000 to December 2005) • Vice President, General Counsel and Corporate Secretary (September 1999 to October 2000) • Witco Corporation, a specialty chemical products company • Executive Vice President • Senior Vice President, General Counsel and Secretary OTHER CURRENT PUBLIC COMPANY BOARDS • Freeport-McMoRan Inc., a mining company (since 2006) — current Chair of its Compensation Committee and Lead Independent Director • Louisiana - Pacific Corporation, a building materials manufacturer (since 2002) — current Chair of its Compensation Committee and Lead Independent Director EDUCATION • J.D., Salmon P . Chase College of Law, Northern Kentucky University • B.A., Political Science, Eastern Kentucky University KEY SKILLS AND QUALIFICATIONS Mr. McCoy was selected to serve on our Board because of his: • extensive leadership experience • broad understanding of global businesses • knowledge of corporate compensation, legal, compliance, governance and disclosure matters YETI 2022 PROXY STATEMENT | 9 OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 6 CHKSUM Content: 58859 Layout: 1083 Graphics: 50008 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, 0, Yeti Blue, ~note-color 2, 1, Black, Cyan GRAPHICS: checkmark_yeti blue_icon.eps, dustan_mccoy_4c_photo.eps V1.5

ROBERT K. SHEARER (CHAIR OF THE BOARD) Director Since: October 2018 Age: 70 Committees: • Audit (Chair) • Nominating & Governance Independent CAREER HIGHLIGHTS • VF Corporation, a global lifestyle and apparel company • Senior Vice President and Chief Financial Officer (May 2005 to March 2015) • Vice President — Finance and Chief Financial Officer (January 2003 to May 2005) • Vice President and Controller (June 2000 to January 2003) • Various senior leadership positions, including two years as President of VF Corporation’s Outdoor Coalition, which was formed with the acquisition of The North Face brand (1986 to 2000) • Ernst & Young LLP, a multinational professional services firm • Senior Audit Manager OTHER CURRENT PUBLIC COMPANY BOARDS • Church & Dwight Co, Inc., a household products manufacturer (since 2008) — current Chair of its Audit Committee • Kontoor Brands Inc., a global lifestyle apparel company (since May 2019) — current Lead Director of the Board and Chair of its Audit Committee EDUCATION • B.S., Accounting, Catawba College KEY SKILLS AND QUALIFICATIONS Mr. Shearer was selected to serve on our Board because of his: • extensive public accounting, finance, and internal control experience • experience leading global retail consumer products expansion initiatives 10 | YETI 2022 PROXY STATEMENT OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 7 CHKSUM Content: 11488 Layout: 48496 Graphics: 54850 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, 0, Yeti Blue, ~note-color 2, 1, Black, Cyan GRAPHICS: checkmark_yeti blue_icon.eps, robert_k_shearer_4c_pht.eps V1.5

CLASS III DIRECTORS (FOR TERMS EXPIRING IN 2024) TRACEY D. BROWN Director Since: May 2020 Age: 54 Committees: • Nominating & Governance Independent CAREER HIGHLIGHTS • Walgreens Boots Alliance, Inc., a global leader in retail pharmacy • President of Retail Products and Chief Customer Officer (November 2021 to Present) • American Diabetes Association, the nation’s largest voluntary health organization and a global authority on diabetes • Chief Executive Officer (June 2018 to October 2021) • Sam’s Club, a division of Walmart, Inc. • Senior Vice President of Operations and Chief Experience Officer (February 2017 to June 2018) • Chief Member and Marketing Officer (January 2015 to February 2017) • Vice President (October 2014 to January 2015) • RAPP Dallas, a data-driven integrated marketing agency • Chief Executive Officer and Managing Director (January 2010 to September 2014) • Senior Vice President (April 2008 to January 2010) • Direct Impact, direct marketing agency • Chief Operating Officer (July 2006 to April 2008) • Advanced Micro Devices, direct marketing agency • Director, Worldwide Consumer Marketing (January 2002 to July 2006) OTHER CURRENT PUBLIC COMPANY BOARDS • WW International, Inc., a global wellness company and the world’s leading commercial weight management program (since February 2019) EDUCATION • M.B.A., Columbia University Graduate School of Business • B.S., Chemical Engineering, University of Delaware KEY SKILLS AND QUALIFICATIONS Ms. Brown was selected to serve on our Board because of her: • extensive executive leadership experience • vast experience leveraging insights to deepen connections to consumers and create customer loyalty YETI 2022 PROXY STATEMENT | 11 OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 8 CHKSUM Content: 43264 Layout: 5731 Graphics: 46419 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, 0, Yeti Blue, ~note-color 2, 1, Black, Cyan GRAPHICS: checkmark_yeti blue_icon.eps, tracey_brown_4c_photo.eps V1.5

ALISON DEAN Director Since: October 2020 Age: 57 Committees: • Audit Independent CAREER HIGHLIGHTS • iRobot, a leading global consumer robot company • Executive Vice President, Chief Financial Officer, and Treasurer (April 2013 to May 2020) • Senior Vice President, Corporate Finance (February 2010 to April 2013) • Vice President, Finance (August 2005 to February 2010) • 3Com Corporation, a digital electronics manufacturer • Several senior financial roles (1995 to August 2005), including vice president and corporate controller (2004 to 2005) and vice president of finance, worldwide sales (2003 to 2004) OTHER CURRENT PUBLIC COMPANY BOARDS • Everbridge, Inc., a global software company that provides critical event management and enterprise safety applications (since July 2018) — current Chair of its Audit Committee EDUCATION • M.B.A., Boston University • B.A., Business Economics, Brown University KEY SKILLS AND QUALIFICATIONS Ms. Dean was selected to serve on our Board because of her: • extensive consumer business and corporate finance experience and knowledge • experience leading global retail consumer products expansion initiatives 12 | YETI 2022 PROXY STATEMENT OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 9 CHKSUM Content: 39678 Layout: 40988 Graphics: 41016 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: PANTONE Cool Gray 3 C, Yellow, Magenta, 0, Yeti Blue, ~note-color 2, 1, Black, Cyan GRAPHICS: checkmark_yeti blue_icon.eps, allison_dean__4c_photo.eps V1.5

BOARD COMPOSITION, QUALIFICATIONS AND DIVERSITY The Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise. Diversity in gender, race/ethnicity, skills and backgrounds ensures that the widest range of options and viewpoints are expressed in the boardroom. Consistent with YETI’s Corporate Governance Guidelines, the Board desires a diverse group of candidates who possess the background, skills, expertise, and time to make a significant contribution to the Board, YETI, and its stockholders. The Nominating and Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Nominating and Governance Committee evaluates prospective nominees against the standards and qualifications set forth in YETI’s Corporate Governance Guidelines as well as other relevant factors it deems appropriate. Below are certain skills and experience that we have considered important for our directors to have in light of our current business and structure. The director nominees’ biographies above include information pertaining to each nominee’s relevant experience relative to these attributes. Senior Leadership Experience Directors who have served as CEOs and in other senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board, may be enhanced if their leadership experience was developed at businesses or organizations that operated on a global scale or involved technology or other rapidly evolving business models. Relevant Industry Experience and Product Knowledge The Board believes that outdoor and recreation products industry experience and extensive knowledge of YETI’s products are valuable in shaping and enhancing our growth strategy. Global Expertise Because we are expanding internationally and becoming a global organization, directors with global expertise can provide useful business and cultural perspectives regarding many significant aspects of our business. Public Company Board Experience Directors who have served or serve on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda items and oversight of a changing mix of strategic, operational and compliance matters. YETI 2022 PROXY STATEMENT | 13 OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 10 CHKSUM Content: 43608 Layout: 6037 Graphics: 6121 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: public_4c_icon.eps, global_4c_icon.eps, relevant_4c_icon.eps, leader_4c_icon.eps V1.5

BOARD SKILLS MATRIX The following matrix summarizes the key knowledge, skills and experience that qualifies each director for our Board. Experience & Tracey D. Alison Frank D. Mary Lou Dustan E. Matthew J. Robert K. Strategic Competencies Brown Dean Gibeau Kelley McCoy Reintjes Shearer Accounting & Finance (Reporting, Auditing, Internal Controls) √ √ √ √ Business Development / M&A / Strategy √ √ √ √ √ √ √ Compliance / Corporate Governance / Legal / Risk Management √ √ √ E-commerce; Consumer Products √ √ √ √ √ Senior Leadership √ √ √ √ √ √ √ Global Business √ √ √ √ √ √ Marketing / Brand Development √ √ √ √ √ Outdoor Sports Industry √ √ √ Public Company Board √ √ √ √ √ √ √ Talent / Organizational Development √ √ √ √ Diversity and Interpersonal Skills As with our employees, cultivating a diverse board is critical to YETI’s success. The Board believes that diversity is one of many important considerations in board composition. Directors with different backgrounds and skills help build diversity on the Board and maximize group dynamics in terms of function, experience, education, and thought. In addition, YETI believes its stockholders will appreciate a diverse board, which is more reﬂective of the overall investment community and markets we and our consumers serve. The Nominating and Governance Committee evaluates the composition of the Board at least annually to ensure that the directors reﬂect a diversity of viewpoints, and will generally consider each nominee’s professional experience, background, education, ﬁnancial expertise, gender, race/ethnicity, age, and other individual qualities and attributes against the backdrop of the Board’s existing composition. The Nominating and Governance Committee is committed to the recruitment of highly qualiﬁed women, people of color, and other candidates with diverse backgrounds, experiences, and skills as part of the director search that YETI undertakes for potential non-incumbent director candidates, and, further, is committed to ensuring that directors are drawn from a pool that includes diverse candidates, including women and people of color. In line with that commitment, we currently have three women on our Board, one of whom is also a woman of color. 14 | YETI 2022 PROXY STATEMENT OUR BOARD OF DIRECTORS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.da | Sequence: 11 CHKSUM Content: 34308 Layout: 39131 Graphics: 28937 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: skills_4c_icon.eps V1.5

CORPORATE GOVERNANCE YETI’s business and affairs are managed under the direction of the Board, which currently consists of seven directors, comprising our Chief Executive Officer (“CEO”) and six independent directors. With the oversight of the Board and its committees, YETI operates within a comprehensive plan of corporate governance for the purposes of defining independence, assigning responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards. YETI’s Corporate Governance Guidelines, which are available under “Governance” in the Investor Relations section of our website, www.YETI.com, along with our other principal governance documents, set the framework for our governance structure. The Board believes that sound corporate governance is a source of competitive advantage for YETI and allows the skills, experience, and judgment of the Board to support our executive management team, enabling management to improve our performance and maximize stockholder value. ENVIRONMENTAL, SOCIAL, AND GOVERNANCE In December 2021, YETI published its inaugural report on its commitment to Environmental, Social, and Governance (“ESG”) matters, which is available in the Sustainability and Community Impact section of our website, www.YETI.com. As set forth in YETI’s ESG report (the “ESG Report”), the Board oversees our ESG strategy, while our CEO reviews and approves YETI’s overall ESG strategy at the executive level, with key insight and support from all members of our senior leadership team. YETI has established an enterprise risk framework for identifying, aggregating, and evaluating risk across the enterprise, including ESG topics. To keep senior leadership focused on the most material ESG topics, the risk framework is integrated with our annual planning, audit scoping, and control evaluation management process, performed by our internal audit team. YETI’s Vice President of ESG is responsible for setting our enterprise ESG strategy, managing ESG topics, driving multi-year goals, periodically reporting to the Board, and establishing cross-functional working groups, including YETI’s internal Diversity, Equity, & Inclusion Council (“DE&I Council”). After completing our first materiality analysis as well as exploring ESG topics facing YETI and our communities at large, we established our ESG strategy—Keep the wild WILD—which centers on three interconnected areas, People, Product, and Places, each with a set of specific goals and programs for addressing our most impactful ESG issues. YETI 2022 PROXY STATEMENT | 15 Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 1 CHKSUM Content: 5114 Layout: 39823 Graphics: 9450 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_people_fpo_4c_pht.eps V1.5

PEOPLE Engaging & Supporting Our YETIzens Core to our culture and our brand is establishing and fostering positive social change for the people in our workforce, supply chain, and communities. We are committed to listening to and supporting our YETIzens (employees) and strive to provide opportunities for them to grow, recognize each other’s hard work, and give back to the communities that support us. Some examples of that commitment in action include: • leveraging the 3E Model of Development (Experience, Exploration, and Education) to facilitate our YETIzens’ professional growth; • delivering monthly training for all YETIzens on a range of topics, including dedicated sessions for YETIzens who manage people; • recognizing YETIzens through quarterly and annual awards, including our peer-nominated Trailblazer Award; and • providing YETIzens up to four hours of paid time off to vote, as part of our participation in Time to Vote, and offering YETIzens the opportunity to dedicate one full day of work to volunteer for an organization of their choice. Diversity, Equity, & Inclusion (DE&I) YETI recognizes that an equitable, inclusive, and culturally diverse environment is imperative to not just our long-term growth but also to the outdoors as a whole. Over the last several years, we have made considerable progress regarding gender diversity at YETI, with the total percentage of female employees in our global workforce increasing from 44% in 2020 to 47% by December 2021. Furthermore, the percentage of women in leadership roles at the director level and above rose from 41% in 2020 to 43% in 2021. In 2020, YETI formed its DE&I Council — a group of YETIzens representing different demographics, backgrounds, and teams that provides perspective and counsel on DE&I topics for YETI — and launched six voluntary, employee-led affinity groups that foster a diverse and inclusive workplace aligned with our core values, goals, and business practices. Since joining the CEO Action for Diversity & Inclusion in 2020, YETI has demonstrated its commitment to DE&I through the following initiatives: • hosting five events led by our employee affinity groups to foster communication and education on the importance of diversity and inclusion both inside and outside of YETI; • offering a six-week course on unconscious bias, with each topic session reaching an average of 100+ YETIzens and 100% participation in the series by our senior leadership team; • sharing our DE&I strategy during our August 2021 quarterly board meeting as part of our overall ESG strategy; • updating our corporate holidays to include annual recognition of Dr. Martin Luther King, Jr. Day; and • hosting an information session to discuss the origins of Equal Pay Day and YETI’s approach to pay equity. 16 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 2 CHKSUM Content: 31525 Layout: 61633 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

YETIZENS AT A GLANCE1 (1) Refers to data for full-time and part-time YETIzens as of December 31, 2021. (2) “Gender Leadership” refers to the percentage of male- and female-identiﬁed YETIzens in director and above level roles as of December 31, 2021. (3) “Ethnic Diversity” refers to the racial and ethnic diversity of U.S.-based YETIzens only as of December 31, 2021. Removing Barriers to the WILD While many outdoor pursuits have historically been out of reach for some, YETI has set goals for continuing to diversity our Ambassador communities and supporting organizations that remove real and perceived barriers to the WILD and foster representation for every community. In 2021, YETI proudly supported and worked with the following organizations many of whom have missions to unlock access and connection to the WILD for diverse consumers and communities: 53% MALE 47% FEMALE 57% MALE 43% FEMALE 70% WHITE 30% PEOPLE OF COLOR 2% BABY BOOMER (56 Y/D & OLDER) 15% GEN Z (25 Y/D & UNDER) 62% GEN Y/MILLENNIAL (26-40 Y/D) 21% GEN X (41-55 Y/D) GENDER GENDER LEADERSHIP2 ETHNIC DIVERSITY3 AGE Operation BBQ Relief Outdoor Alliance Perfect Game Cares Pope & Young Preservation Hall QDMA Rocky Mountain Elk Foundation Rocky Mountain Goat Alliance SheJumps/SheFishes Skate Like a Girl Southern Smoke Foundation Support + Feed Texas Wildlife Association Thrive Outside Total Archery Challenge Western Sports Foundation Wild Sheep Foundation World Central Kitchen Ducks Unlimited Family Reunion Folds of Honor Give A Note Foundation Good Work Austin HAAM Heroes and Horses Hop Culture Indiﬂy International Game Fish Association James Beard Foundation Keep the Tennessee River Beautiful LEE Initiative Les Dames d’Escoffier International Looking Out Foundation MeWater Foundation MusiCares NIVA NWTF American Rivers Austin Music Foundation B4BC Backcountry Hunters and Anglers Big City Mountaineers Bill Pickett Invitational Rodeo The Billﬁsh Foundation Billion Oyster Project Black Outside Boneﬁsh & Tarpin Trust Boone and Crockett Club Bring Music Home Brown Folks Fishing Captains for Clean Water Casting for Recovery Coastal Conservation Association Code2College Conservation International YETI 2022 PROXY STATEMENT | 17 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 3 CHKSUM Content: 34630 Layout: 52648 Graphics: 32584 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, 1, Black, 0 GRAPHICS: 35773-1_yetizens_4c_pie.eps V1.5

Impact Through Supply Chain YETI recognizes that a responsible supply chain is the foundation for delivering the highest quality products to our consumer. We are thus committed to managing our global supply chain ethically and with respect for the rights and dignity of the people who make our products. To mitigate environmental and social risks that we are exposed to through our supply chain, YETI has developed several resources, policies, and tools that guide our Operations team’s interaction with our suppliers, including our Supplier Code of Conduct, Responsible Sourcing Guide, and Permitted Sourcing Countries Risk Matrix. As YETI continues to navigate the complexities of expanding our global supply chain to meet the demands of our growing consumer base, we know that the growth of our production footprint must not outpace our respect for labor and human rights. PRODUCT Responding to Climate Change YETI consulted the Science-based Target Initiative methodology to set our greenhouse gas (“GHG”) emissions goals, and we leveraged the Greenhouse Gas Protocol methodology and the EPA Greenhouse Gas Equivalencies Calculator to understand YETI’s GHG footprint and set a baseline for consistent reporting. In 2021, YETI secured a contract with Austin Energy’s GreenChoice program to manage Scope 2 emissions at our Austin, Texas facilities. Austin Energy purchases the equivalent amount of energy YETI uses from renewable energy sources instead of natural gas or coal-fired plants, effectively adding renewable energy production to our local grid. We also purchased renewable energy credits for YETI facilities without ready access to renewable energy. As YETI makes progress toward our climate goals, we will use carbon offsets and nature-based climate solutions as needed to complement our GHG emissions reductions efforts. Innovative Materials & Packaging In 2021, YETI sought to better understand the unique properties of our materials and processes, how our consumers interact with our products, and what happens at the end of a product’s useful life. Our Product and Research & Development teams began advancing a preferred materials scorecard that starts with performance and identifies recycled, organic, and regenerative materials and those with the lowest carbon and water impacts. Teams are also researching new materials that are not yet commercially viable for potential future use in our products. While we have already made progress integrating preferred materials into our products, our goal is to produce 100% of new bags and apparel with preferred materials by 2025. Continuous Improvement – Partnership Our Responsible Sourcing Program is designed to monitor consistent application of social and environmental policies, procedures, and practices to the sourcing, procurement, and supplier management activities at YETI. Supplier Code of Conduct All suppliers acknowledge the YETI Supplier Code of Conduct Perform on-site audits based on supplier risk Complete Corrective Action Plan to remediate non-compliances and submit evidence through follow-up audit All suppliers complete annual factory self- assessments Supplier On-site Audit Corrective Action Plan Self-Assesment Questionnaire 18 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 4 CHKSUM Content: 51530 Layout: 63542 Graphics: 4083 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_Our_Resp_flow.eps V1.5

To isolate the packaging components with the largest environmental impact, we analyzed the GHG emissions and end-of-life options for all packaging used throughout our product distribution and sales channels. Currently, 97% of our packaging by weight is recyclable due to fiber-based boxes being the majority of our packaging. In addition, 73% of that fiber-based packaging is derived from post-consumer recycled materials, which accounts for 66% of our total packaging footprint by weight. The remaining packaging represents the best opportunity to eliminate waste associated with our products and reduce emissions. Even prior to understanding our packaging footprint, our Packaging team has worked to eliminate materials and enhance consumer experiences and our preferred packaging initiatives have eliminated 146 tons of plastic and 209 tons of paper from our products since 2018. In 2021, YETI launched its Restricted Substances List (“RSL”) and accompanying supplier training, which were designed to ensure compliance with leading chemical regulations in markets where our products are sold. Since launching our RSL supplier training, we have engaged all current finished goods suppliers on the scope and importance of adhering to YETI’s RSL. Our suppliers must certify that all raw materials, components, and finished goods manufactured for YETI meet or exceed the standards in our RSL and any additional legal requirements not listed within the RSL. Some of YETI’s other sustainability efforts include: • In 2016, YETI became an official partner of the Kick Plastic Guide & Outfitter Program along with Costa Del Mar and WorldCast Anglers to reduce and eliminate single-use plastic water bottles from outfitting trips and camps. • In 2018, YETI began providing “hydration stations” at various events in the U.S. and internationally. Since then, attendees have been using the stations to conveniently refill their reusable drinkware, effectively eliminating the need for single use plastic water bottles. In total, we believe our hydration stations have helped save an estimated 287,000 16 oz. plastic water bottles from being used at events. • In 2019, YETI became an official member of the Plastic Impact Alliance, a group of over 400 active lifestyle brands committed to making our industry more sustainable, one bottle, one cup at a time. • In 2020, YETI became the presenting sponsor of the sustainability efforts of Austin FC and has since supported the launch of several recycling, composting, and water refill practices at Austin FC’s stadium, including YETI water refill stations to help reduce single-use plastics. PLACES Restore the WILD YETI believes everyone deserves to explore and experience a healthy and thriving WILD, and we are focused on restoration, community activation, and expanding access to the WILD so future generations can continue to enjoy outdoor pursuits. Throughout 2021, we developed new and leveraged existing partnerships to highlight the intersection of climate change and outdoor pursuits, including: • working with Conservation International to create a zero-waste and carbon-balanced snowboarding event, the YETI Natural Selection at Jackson Hole, which integrated environmental education and advocacy efforts; • sponsoring Keep the Tennessee River Beautiful in its efforts to remove 125,000 pounds of trash from the Tennessee River in 2021; YETI 2022 PROXY STATEMENT | 19 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 5 CHKSUM Content: 48465 Layout: 56808 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

• supporting the Wild Sheep Foundation in raising $75,000 from the sale of 250 special edition copies of our Wild Sheep Book; • partnering with Ducks Unlimited to aid in the protection of a critical wintering habitat for a massive percentage of North America’s migrating waterfowl species from the pressure of environmental degradation and climate change; • donating to Delta Waterfowl, with a portion of those funds dedicated to educating university wildlife biology students on the importance of waterfowl conservation through hunting trips; • serving as the official cooler, drinkware, and cargo provider of the Rocky Mountain Elk Foundation and donating annually for land access improvements, introduction of new elk herds to native grounds, fence removal projects, and much more; and • contributing to the Rocky Mountain Goat Alliance to help offset costs for mountain goat surveys with state wildlife agencies and goat relocation efforts in their native ranges. Additionally, YETI focused on creating access and inclusive experiences to help shape outdoor stewards of the future through the following initiatives: • expanding our work with Thrive Outside, the Outdoor Industry Association initiative that provides children and families with experiences in the outdoors; • donating products to Skate Like a Girl, a nonprofit empowering young women and transgender people to become strong, confident leaders who promote and implement equity through skateboarding; and • supporting the Billion Oyster Project, a New York City-based organization that provides educational and enrichment programs for students who otherwise may not have access to environmental programs. For more information regarding YETI’s ESG strategy, goals and initiatives, please see our first ESG Report available on the Sustainability and Community Impact section of our website, www.YETI.com. DIRECTOR INDEPENDENCE Currently, our Board consists of seven members, six of whom are independent. For a director to be considered independent in accordance with applicable New York Stock Exchange (“NYSE”) listing standards, the Board must determine that the director does not have any direct or indirect material relationship with us (including as a partner, shareholder or officer of an organization that has a relationship with us). As required by applicable NYSE listing standards, the Board has affirmatively determined that each of Tracey D. Brown, Alison Dean, Frank D. Gibeau, Mary Lou Kelley, Dustan E. McCoy, and Robert K. Shearer is independent and free of any material relationships with YETI other than as established through his or her service as a director of YETI. The Board also previously affirmatively determined that David L. Schnadig, who resigned from the Board effective March 9, 2022, qualiﬁed as an independent director under applicable NYSE listing standards during the period of his service in 2021. In determining director independence, the Board considers any transactions or relationships between a director and his or her immediate family and affiliates, on the one hand, and YETI and its management, on the other hand, to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. In connection with the Board’s assessment of the independence of Mses. Brown, Dean, and Kelley and Messrs. Gibeau, McCoy, and Shearer, and Mr. Schnadig during the period of his service in 2021, we found no such transactions or relationships. 20 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 6 CHKSUM Content: 43404 Layout: 4401 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

BOARD SIZE AND COMPOSITION The number of directors comprising the Board is fixed from time to time by resolution of the Board pursuant to the Certificate of Incorporation. The Board has determined that seven directors, a substantial majority of whom are independent, is currently the appropriate size for YETI. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal governance structure so as to provide independent oversight of management. Given the evolving nature of our business, the Board has determined that the right governance structure for the Board may vary as circumstances warrant. Consistent with this understanding, the directors consider the Board’s size and composition on an annual basis in connection with its annual self-evaluation. THE BOARD AND ITS COMMITTEES In 2021, the Board held five meetings. Directors are expected to attend all Board meetings, meetings of committees on which they serve, and stockholder meetings. More to the point, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each director attended more than 75% of the aggregate of the meetings of the Board and of the meetings held by all committees of the Board on which such director served during the 2021 fiscal year. All directors then in office attended our 2021 Annual Meeting of Stockholders. The Board currently has, and appoints the members of, three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The principal responsibilities of each of these committees are described generally below and in detail in their respective committee charters, which have been approved by the Board and are available under “Governance” in the Investor Relations section of our website, www.YETI.com. The current members of the committees are identified below. The Board determined that each of Mses. Brown, Dean, and Kelley and Messrs. Gibeau, McCoy, and Shearer is independent under the NYSE listing standards. COMMITTEE COMPOSITION Committee Memberships Nominating and Committee Member Audit Compensation Governance Tracey D. Brown Alison Dean Frank D. Gibeau Mary Lou Kelley Dustan E. McCoy Robert K. Shearer Chair of the Board Committee Chair Committee Member Audit Committee financial expert YETI 2022 PROXY STATEMENT | 21 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 7 CHKSUM Content: 12604 Layout: 26654 Graphics: 9202 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: 1, Yeti Blue, ~note-color 2, Black, 0 GRAPHICS: chair_k_icon.eps, comm_yeti blue_icon.eps, member_k_icon.eps, audit_k_icon.eps, chair_k_icon.eps, comm_yeti blue_icon.eps, audit_k_icon.eps, member_k_icon.eps, member_k_icon.ep V1.5

AUDIT COMMITTEE The primary responsibilities of the Audit Committee are to: • assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of YETI’s financial statements, (ii) YETI’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications, independence and performance, and (iv) the performance of YETI’s internal audit function; • prepare the Audit Committee’s annual report included in this Proxy Statement; • advise and consult with management and the Board regarding the financial affairs of YETI; and • appoint, compensate, retain, dismiss and oversee the work of YETI’s independent registered public accounting firm. All members of the Audit Committee have been determined to be financially literate and to meet the applicable NYSE and SEC standards for independence. The Board has determined that each of Mr. Shearer and Ms. Dean qualifies as an “audit committee financial expert” within the definition established by the SEC. COMPENSATION COMMITTEE The primary responsibilities of the Compensation Committee are to: • establish and administer YETI’s policies, programs and procedures for compensating and providing benefits to its executives; • make recommendations to the Board regarding the compensation of non-employee directors; • review and approve corporate goals and objectives relevant to the CEO’s compensation; • evaluate the CEO’s performance in light of these goals and objectives and, either as a committee, or together with the independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation; • review and approve corporate goals and objectives relevant to other executive officer compensation, evaluating the other executive officers’ performance in light of these goals and objectives, and determine and approve the compensation level of each other executive officer based on this evaluation; • prepare the Compensation Committee’s annual report included in this Proxy Statement; and • make recommendations to the Board with respect to incentive-compensation plans and equity-based plans. NUMBER OF MEETINGS IN FY 2021: 8 Audit Committee Report: p.71 MR. MCCOY MR. GIBEAU MS. DEAN MR. SHEARER (CHAIR) NUMBER OF MEETINGS IN FY 2021: 6 Compensation Committee Report: p.58 MS. KELLEY MR. MCCOY (CHAIR) 22 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 8 CHKSUM Content: 11893 Layout: 7212 Graphics: 23690 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: dustan_mccoy_4c_photo.eps, mary_lou_kelly_4c_photo.eps, robert_shearer_4c_small_photo.eps, allison_dean_4c_sm_photo.eps, frank_gibeau_4c_photo_small.eps, dustan_mccoy_4c_p V1.5

In performing its responsibilities, the Compensation Committee takes into account the recommendations of the CEO and the Chief Human Resources Officer & Senior Vice President of ESG in determining the compensation of executive officers other than with respect to the CEO or the Chief Human Resources Officer & Senior Vice President of ESG, as applicable. Otherwise, our executive officers do not have any role in determining the form or amount of compensation paid to our executive officers. The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. During the fiscal year ended January 1, 2022 (“fiscal 2021”), FW Cook advised on and assisted with the review and evaluation of executive compensation and compensation of our non-employee directors. During fiscal 2021, FW Cook provided no services to YETI other than consulting services to the Compensation Committee regarding executive and non- employee director compensation. The Compensation Committee has reviewed the independence of FW Cook under the specific independence factors adopted by the SEC and NYSE and determined that FW Cook’s work does not raise any conflicts of interest. NOMINATING AND GOVERNANCE COMMITTEE The primary responsibilities of the Nominating and Governance Committee are to: • identify individuals qualified to become members of the Board; • recommend candidates to fill Board vacancies and newly-created director positions; • recommend whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms; • recommend corporate governance guidelines applicable to the Board and YETI’s employees; • oversee the evaluation of the Board and its committees; • assess and recommend Board members to the Board for committee membership; and • assist the Board with management succession planning. For an overview of the Nominating and Governance Committee’s process for evaluating and selecting potential board candidates, see “—Director Nomination Process” below. DIRECTOR NOMINATION PROCESS YETI’s Nominating Policy, which describes the process for evaluating and selecting potential director candidates, is administered by the Nominating and Governance Committee and attached to its charter. The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates: • reputation for integrity, strong moral character and adherence to high ethical standards; NUMBER OF MEETINGS IN FY 2021: 4 MR. SHEARER MS. BROWN MS. KELLEY (CHAIR) YETI 2022 PROXY STATEMENT | 23 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 9 CHKSUM Content: 64013 Layout: 49543 Graphics: 47210 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: mary_lou_kelly_4c_photo.eps, tracey_brown_4c_sm_photo.eps, robert_shearer_4c_small_photo.eps V1.5

• holds or has held a generally recognized position of leadership in the community and/or chosen field of endeavor and has demonstrated high levels of accomplishment; • demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of YETI; • ability to read and understand basic financial statements and other financial information pertaining to YETI; • commitment to understand YETI and its business, industry and strategic objectives; • commitment and ability to regularly attend and participate in meetings of the Board, Board committees and stockholders, and ability to generally fulfill all responsibilities as a director of YETI; • willingness to represent and act in the interests of all stockholders of YETI rather than the interests of a particular group; • good health and ability to serve; • independence under applicable SEC and NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director, it being understood that not all directors are required to be independent under the NYSE listing standards; and • willingness to accept the nomination to serve as a director of YETI. The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee: • whether the prospective nominee will foster a diversity of backgrounds, skills, perspectives and experiences (based on a consideration of the personal characteristics, skills and experience of all current and prospective directors, including gender, race and ethnicity) to provide for the representation of a broad range of perspectives on the Board; • for potential Audit Committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable NYSE and SEC rules; • for incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, overall contribution to YETI, and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on the Board; and • the composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths. Our Corporate Governance Guidelines provide that no director may stand for election after reaching age 75 unless the Board approves an exception to this guideline on a case-by-case basis. The Nominating and Governance Committee solicits ideas for possible director candidates from a number of sources — including members of the Board, our CEO and other senior-level executive officers, individuals personally known to the members of the Board, our other outside advisors and the potential re-nomination of incumbent directors. The Nominating and Governance Committee may also employ professional search firms (for which it would pay a fee) to assist it in identifying potential members of the Board. Beginning in 2018, the Nominating and Governance Committee engaged Heidrick & Struggles International, Inc., an independent third-party search firm (“Heidrick & Struggles”), to assist in the process of identifying and evaluating potential independent director candidates. 24 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 10 CHKSUM Content: 7564 Layout: 4550 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Since our initial public offering (“IPO”), the Board has appointed four new independent directors, including Mary Lou Kelley, who was appointed in February 2019 and elected by our stockholders at our 2020 Annual Meeting of Stockholders, and Frank D. Gibeau, Tracey D. Brown and Alison Dean, who were each appointed to the Board in 2020. The Board has selected Mr. Gibeau and Mr. Reintjes as the Class I director nominees for election at the Annual Meeting. Mr. Gibeau has not previously been elected by YETI’s stockholders. Mr. Gibeau was recommended for appointment to the Board by the Nominating and Governance Committee after having been identified as a potential director candidate by Heidrick & Struggles, and the Board appointed Mr. Gibeau to serve as a director effective January 30, 2020. The Nominating and Governance Committee will also consider any suggestions of director nominees from stockholders and will evaluate any such prospective nominees in the same manner and against the same criteria as any other prospective nominee identified from any other source. In addition, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws (the “Bylaws”). See “—Director Nominations and Stockholder Proposals” in this Proxy Statement and “Notice of Stockholder Business and Nominations” in the Bylaws. The Nominating and Governance Committee will evaluate properly identified candidates, including nominees recommended by stockholders. The Nominating and Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from the experience of incumbent directors on the Board. In addition, the Nominating and Governance Committee will consider whether a candidate (including a candidate recommended by stockholders) meets the qualifications set forth in YETI’s Corporate Governance Guidelines. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION During fiscal 2021, the members of the Compensation Committee were Mr. McCoy, Ms. Kelley and Mr. David L. Schnadig. During fiscal 2021, no member of the Compensation Committee had any material interest in a transaction of YETI or a business relationship with, or any indebtedness to, YETI, and none of such directors is currently or formerly an officer or employee of YETI. Mr. Schnadig is a Co-President of Cortec Management Services, LLC, the owner of our former principal stockholder, Cortec Group Fund V, L.P. (together with its affiliates, “Cortec”). See “—Certain Relationships and Related Party Transactions” for a description of the Registration Rights Agreement we entered into with Cortec, Roy J. Seiders, Ryan R. Seiders, certain of their respective affiliates, and certain other stockholders in connection with our IPO in October 2018. Mr. Schnadig also previously had the title of Vice President and Assistant Secretary of YETI and YETI Coolers, LLC until September 26, 2018. However, Mr. Schnadig never had any responsibilities or performed any services as an officer or employee of YETI, he did not meet the definition of “officer” as such term is defined in Rule 16a-1(f) and he has not been within the last three years an employee of YETI as such term is defined under Section 303A.02(b)(i) of the NYSE Listed Company Manual. None of the members of the Compensation Committee serves as an executive officer of any other entity that has a member of its compensation committee (or if no committee performs that function, the board of directors) serving as one of our executive officers. None of our executive officers have served as members of a compensation committee (or if no committee performs that function, the board of directors) or a director of any other entity that has an executive officer serving as a member of the Compensation Committee or a member of the Board. YETI 2022 PROXY STATEMENT | 25 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 11 CHKSUM Content: 55974 Layout: 20329 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

BOARD FUNCTION, LEADERSHIP STRUCTURE, AND EXECUTIVE SESSIONS The Board oversees the performance of YETI’s CEO and other senior management of YETI and works to assure that the best interests of stockholders are served. The Board does not have a policy requiring either that the positions of the Chair of the Board and CEO should be separate or that they should be occupied by the same individual. The Board believes that this issue is properly addressed as part of the succession planning process and that it is in the best interests of YETI for the Board to make a determination on these matters when it elects a new CEO or Chair of the Board, or at other times consideration is warranted by the circumstances. Currently, the roles are separate, with Mr. Reintjes serving as our CEO and Mr. Shearer, one of our independent directors, serving as Chair of the Board. The Board is led by the Chair of the Board, Mr. Shearer. The Chair of the Board oversees planning of the annual Board calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board. In addition, the Chair of the Board provides guidance and oversight to members of management and acts as the Board’s liaison to management. In this capacity, the Chair of the Board is actively engaged in significant matters affecting YETI. The Board believes that this leadership structure is appropriate for YETI at this time because it provides our Chair of the Board with the readily available resources to manage the affairs of the Board while allowing our CEO to focus more on operational and management functions. An executive session of the non-management, independent directors is held in conjunction with each regular meeting of the Board. THE ROLE OF THE BOARD IN SUCCESSION PLANNING The Board believes effective succession planning, particularly for the CEO, is important to the continued success of YETI. Pursuant to YETI’s Corporate Governance Guidelines, the Compensation Committee shall, at least annually, make a report to the Board on succession planning for executive officers of YETI. In addition, at least annually, the Nominating and Governance Committee will make a report to the Board on succession planning for the Chair of the Board. YETI’s succession plan will include appropriate contingencies in case the Chair of the Board, the CEO or another key executive officer of YETI retires, resigns, dies or is incapacitated. The Board, with the assistance of the Nominating and Governance Committee or Compensation Committee, as applicable, will evaluate potential successors to the Chair of the Board, the CEO and other key executive officers of YETI. The Chair of the Board and the CEO contribute to these evaluations by making available their recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals. THE ROLE OF THE BOARD IN RISK OVERSIGHT As part of its oversight function, the Board plays an active role, both as a whole and at the committee level, in overseeing management of YETI’s risks. The Audit Committee has primary oversight responsibility with respect to financial risks as well as oversight responsibility for our overall risk assessment and risk management policies and systems. The Audit Committee oversees our procedures for the receipt, retention, and treatment of complaints relating to accounting and auditing matters and 26 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 12 CHKSUM Content: 21606 Layout: 12779 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 oversees our management of legal, ethics and regulatory compliance programs. The Audit Committee regularly interacts with our accounting and legal personnel, internal audit team, ethics & compliance team, and our independent auditors in fulfillment of this oversight function. Our Audit Committee also oversees risks related to our information technology systems, processes, and procedures, including risks related to cybersecurity and data privacy. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will continue do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs for our executives and other employees that give rise to risks reasonably likely to have a material adverse effect on us. The Compensation Committee also, on at least an annual basis, considers and evaluates the independence and potential conflicts of interest of its advisors, including its independent compensation consultant. Management is responsible for our day-to-day risk management activities and oversees areas of material risk, which may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Senior management attends Board and Board committee meetings at the invitation of the Board or its committees and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Audit and Compensation Committees also rely on the advice and counsel of our independent registered public accounting firm and independent compensation consultant, respectively, to raise awareness of any risk issues that may arise during their regular reviews of our financial statements, audit work, and executive compensation policies and practices. The Board is updated on each committee’s risk oversight and other activities via meeting reports from each committee chair to the full Board at each Board meeting. YETI has established an enterprise risk framework for identifying, aggregating, and evaluating risk across the enterprise. The risk framework is integrated with YETI’s annual planning, audit scoping, and control evaluation testing by its internal auditor. YETI’s senior leadership team is charged with oversight of our enterprise risk management program and assessing and managing our legal, regulatory, and other compliance obligations on a global basis. The Chief Compliance Officer and Chief Technology Officer regularly report to the Audit Committee and other relevant committees of the Board, regarding our enterprise risk management program, including information security matters (such as fraud, data privacy, and cybersecurity risk and developments), global trade, sanctions, anti-bribery, and/or product safety, as well as the steps management has taken to monitor and control such exposures, and legal and compliance affairs. The internal audit team annually facilitates an enterprise risk assessment with senior management and updates the Audit Committee and other relevant committees of the Board regarding our risk analyses, assessments, risk mitigation strategies, and activities. We operate a risk- based cybersecurity program dedicated to protecting the confidentiality, integrity and availability of our information. We utilize a layered approach in protecting against, and the detection of, cybersecurity incidents, and leverage outside partnerships to gain intelligence on threats and continue to adjust our protection mechanisms to be effective. We have systems in place to securely receive and store that information and to detect, contain, and respond to data security incidents. We also have a cybersecurity and information security training and compliance program in place to support our employees and directors. As part of this program, YETIzens receive training at least annually on cybersecurity, data privacy, and information security. YETI also maintains a cybersecurity and information security risk insurance policy. Although we have numerous controls to protect against common attacks, some attacks may still be effective. Our controls are designed to detect, triage and eradicate these attacks. Over the past three years, YETI has not experienced a material cybersecurity or information security breach and has not incurred expenses related to the investigation of any such breach. YETI 2022 PROXY STATEMENT | 27 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 13 CHKSUM Content: 36870 Layout: 56808 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

CODE OF BUSINESS CONDUCT We are dedicated to maintaining the highest ethical standards throughout our business and operations. Effective as of June 1, 2020, YETI adopted a new written code of business conduct (the “COBC”) that applies to our directors, executive officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The COBC was implemented to reflect changes to YETI’s business and organization, conform to current best practices, and improve clarity and utility for YETI’s global employee base. The COBC expands upon YETI’s commitment to legal and disclosure compliance and more fully addresses the protection and proper use of YETI’s assets. It includes provisions to promote compliance with applicable governmental laws, rules and regulations, including, without limitation, securities laws, antitrust laws, and anti-bribery and anti-corruption laws. The COBC also implements more detailed standards for reporting and enforcement of violations of the COBC. A current copy of the COBC is posted under “Governance” on the Investor Relations section of our website, www.YETI.com. To the extent required by applicable rules adopted by the SEC and the NYSE, we intend to disclose future amendments to, or waivers from, the COBC granted to our executive officers and directors at this location. BOARD ASSESSMENTS At least annually, the Nominating and Governance Committee oversees an evaluation of the performance of the Board as a whole, each committee of the Board, and each director. As part of this process, (a) the Board conducts a self-assessment of the Board as a whole to determine, among other matters, whether the Board is functioning effectively; (b) each committee of the Board conducts a self- assessment of the committee’s effectiveness; and (c) the directors undertake a peer assessment. The results of these assessments are considered by the Nominating and Governance Committee and the Board in connection with recommending and selecting director nominees for election at each annual meeting of stockholders. ANTI-HEDGING AND ANTI-PLEDGING POLICIES Pursuant to YETI’s Insider Trading Policy, directors, executive officers, other employees and third-party consultants or independent contractors whose business relationship with YETI provides access to material nonpublic information regarding YETI may not engage in transactions of a speculative nature regarding YETI securities at any time, including, but not limited to, put options, margining YETI securities, or otherwise pledging YETI securities as collateral or entering into any other hedging transactions. In addition, directors, executive officers, other employees and such third-party consultants or independent contractors are prohibited at all times from short-selling YETI common stock or engaging in transactions involving YETI-based derivative securities, including, but not limited to, trading in YETI-based put or call option contracts, transacting in straddles, and the like. COMMUNICATION WITH THE BOARD We encourage our stockholders and other interested persons to communicate with the Board. Written communications to members of the Board, the non-management or independent members of the Board 28 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 14 CHKSUM Content: 20167 Layout: 54785 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 as a group, or the Chair of the Board can be sent to the following: Board of Directors, c/o YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735. All such communications will be forwarded to the applicable directors for their review, except for communications that (a) contain material that is not appropriate for review by the Board based upon the Bylaws and the established practice and procedure of the Board, or (b) contain improper or immaterial information. NON-EMPLOYEE DIRECTOR COMPENSATION Our directors receive compensation in accordance with our Non-Employee Director Compensation Policy. All of our non-employee directors are currently eligible to receive compensation under this Policy. FISCAL 2021 DIRECTOR COMPENSATION TABLE The table below sets forth information regarding all compensation awarded to, earned by, or paid to our non-employee directors during fiscal 2021. Fees earned or paid in cash(1) Stock Awards(2) Total Name ($) ($) ($) Tracey D. Brown 79,881 120,000 199,881 Alison Dean 84,874 120,000 204,874 Frank D. Gibeau 84,874 120,000 204,874 Mary Lou Kelley 89,856 120,000 209,856 Dustan E. McCoy 99,851 120,000 219,851 David L. Schnadig(3) 43,500 120,000 163,500 Robert K. Shearer 130,023(4) 120,000 250,023 (1) Represents retainers for Board service and for Board chair, committee chair and committee service. Ms. Kelley and Messrs. Gibeau and Shearer elected to defer a portion of their annual cash retainer and committee cash fees into deferred stock units (“DSUs”). (2) Represents the grant date fair value of restricted stock units (“RSUs”) granted on May 20, 2021. Assumptions used in the calculation of these amounts are included in Note 10 – Stock-Based Compensation of the notes to our consolidated ﬁnancial statements included in our Annual Report on Form 10-K for the ﬁscal year ended January 1, 2022. Msses. Brown and Kelley and Mr. Shearer elected to receive DSUs in lieu of the RSUs. As of January 1, 2022, Ms. Brown held 1,403 DSUs, Ms. Dean held 1,342 DSUs and 1,403 RSUs, Mr. Gibeau held 2,085 DSUs and 1,403 RSUs, Ms. Kelley held 8,103 DSUs, Mr. McCoy held 3,155 DSUs and 1,403 RSUs, Mr. Schnadig held 1,403 RSUs and Mr. Shearer held 25,573 DSUs. (3) Mr. Schnadig resigned from the Board effective March 9, 2022, and his unvested RSUs were forfeited at the time of his resignation in accordance with his RSU award agreement. (4) Reﬂects the increase in the annual retainer fee for the non-executive chair of the Board from $60,000 to $80,000 adopted by the Board effective as of November 4, 2021. This increase was recommended by FW Cook based on the results of their annual market study of independent director pay practices amongst YETI’s peer companies. YETI 2022 PROXY STATEMENT | 29 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 15 CHKSUM Content: 6301 Layout: 13762 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

ANNUAL CASH COMPENSATION Our non-employee directors receive an annual cash retainer of $75,000, which, absent a deferral election described below, is paid quarterly in arrears and pro-rated based on days of service on the Board. Each non-employee director is also entitled to receive additional cash compensation for committee membership or service as a chair as follows: Annual Retainer Position ($) Non-Executive Chair of the Board 80,000* Lead or Presiding Director of the Board (if any) 40,000 COMMITTEE CHAIRS • Audit Committee 20,000 • Compensation Committee 15,000 • Nominating and Governance Committee 10,000 • Special Committee (e.g., strategic transactions, investigations, key employee searches) ** COMMITTEE MEMBERS • Audit Committee 10,000 • Compensation Committee 7,500 • Nominating and Governance Committee 5,000 • Special Committee (if established) 7,500 * The annual retainer fee for the non-executive chair of the Board increased from $60,000 to $80,000, effective as of November 4, 2021. ** To be determined if and when the Special Committee is established. By the end of the taxable year before the next annual meeting of our stockholders, or on a pro rata basis as of the date of a non-employee director’s initial election or appointment to the Board, non- employee directors are able, subject to compliance with tax deferral rules, to elect to defer into DSUs all or part of the annual cash retainer, or chair or committee cash fees, that would be earned between such date and our next annual meeting of stockholders, which we refer to as the service period. Such DSUs would be issued on the first day of the service period on the basis of our stock price on the date of grant, rounded down for any partial shares. Such DSUs would vest on the earlier to occur of (a) the first anniversary of the date of grant and (b) the next following annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date. Any vested DSUs will be settled in shares of our common stock on the earlier of (a) a date specified by the non-employee director in his or her deferral election form and (b) the six-month anniversary of the non-employee director’s cessation of service on the Board. During any period of deferral, non-employee directors will accrue dividend equivalents on their DSUs as, if and when dividends are paid on shares of our common stock. The definitive terms regarding any DSUs will be set forth in the DSU award agreement and the accompanying deferral election form completed by the applicable director. 30 | YETI 2022 PROXY STATEMENT CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 16 CHKSUM Content: 33515 Layout: 17725 Graphics: 31921 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: 1, Yeti Blue, ~note-color 2, Black, 0 GRAPHICS: comm_yeti blue_icon.eps, member_k_icon.eps V1.5

All of our directors are reimbursed for their reasonable out-of-pocket expenses related to their service as a member of the Board or one of its committees. EQUITY COMPENSATION On the date of each annual meeting of our stockholders, or on a pro rata basis upon initial election or appointment to the Board, non-employee directors are granted an award of RSUs with a value of $120,000 (based on our closing stock price on the date of grant). This award will vest in full in one installment on the earlier to occur of (a) the first anniversary of the date of grant and (b) immediately prior to our next annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date. Our non-employee directors are able to elect to defer all or part of the grant of RSUs in the form of DSUs, which will vest in full in one installment on the same basis as a non-employee director’s RSUs vest and will be settled in shares of our common stock on the earlier to occur of (a) the date specified by the non-employee director in his or her deferral election form and (b) the six-month anniversary of the non-employee director’s cessation of service on the Board. During any period of deferral, non-employee directors will accrue dividend equivalents on their DSUs as, if and when dividends are paid on shares of our common stock. The definitive terms regarding any DSUs will be set forth in the DSU award agreement and the accompanying deferral election form completed by the applicable director. COMPANY PRODUCT DISCOUNT Directors are entitled to a discount to the suggested retail price of certain of our products. NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES Effective September 26, 2018, the Board adopted the YETI Holdings, Inc. Executive and Director Stock Ownership Policy (as amended January 30, 2020, the “Policy”), pursuant to which certain executives and non-employee directors are expected to acquire a targeted level of share ownership. Under the Policy, each of our non-employee directors who receives compensation from us for his or her service on the Board is required to own stock in an amount equal to not less than five times his or her annual cash retainer. For purposes of this requirement, a non-employee director’s holdings include shares of our common stock held directly or indirectly, individually or jointly, as well as vested or earned share awards, including, but not limited to, (a) vested or earned restricted or performance stock and (b) shares underlying vested or earned restricted stock units, performance stock units and unexercised stock options, in all cases whether or not deferred for future delivery. Until the stock ownership requirements have been satisfied, non-employee directors are required to retain 100% of the shares received upon settlement of restricted stock, RSUs or performance shares (net of shares with a value equal to the amount of taxes owed by such non-employee director in respect of such settlement) and the shares received on exercise of stock options (net of shares tendered or withheld for the payment of the exercise price and taxes owed by such non-employee director in respect of such exercise), in any case, with respect to equity awards that are granted on or following October 24, 2018. The stock retention requirement does not apply to equity awards that were granted to our non-employee directors prior to October 24, 2018. YETI 2022 PROXY STATEMENT | 31 CORPORATE GOVERNANCE Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.dc | Sequence: 17 CHKSUM Content: 63552 Layout: 6272 Graphics: 34700 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: member_k_icon.eps, member_k_icon.eps V1.5

EXECUTIVE COMPENSATION PROPOSAL 2. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote). At our 2020 Annual Meeting of Stockholders, stockholders voted on a non-binding proposal to advise on whether the advisory vote on executive compensation should occur every one, two or three years. As a majority of our stockholders voted in favor of an annual advisory vote, the Board decided to annually provide stockholders with an advisory vote on the compensation of our NEOs. Accordingly, YETI is providing stockholders with its annual advisory vote on executive compensation. We are asking stockholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement by voting “For” the following resolution at the Annual Meeting: “RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure, is hereby approved.” As an advisory vote, this proposal is not binding. However, the Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions. As described in detail in the Compensation Discussion and Analysis, our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and success of YETI’s business. We believe that our executive compensation program, with its balance of short-term incentives and long-term incentives, rewards sustained performance that is aligned with long-term stockholder interests. We encourage stockholders to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosures, which set forth the details of our executive compensation program. The Board unanimously recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement. 32 | YETI 2022 PROXY STATEMENT Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 1 CHKSUM Content: 10993 Layout: 18324 Graphics: 21141 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: checkmark_ko_icon.eps V1.5

EXECUTIVE OFFICERS Below is a list of the names, ages, positions, and a brief summary of the business experience of individuals who serve as our executive officers. Age (as of Name March 21, 2022) Position Matthew J. Reintjes 46 President and Chief Executive Officer, Director Paul C. Carbone 56 Senior Vice President and Chief Financial Officer Bryan C. Barksdale 51 Senior Vice President, General Counsel and Secretary Hollie S. Castro 52 Chief Human Resources Officer & SVP of ESG Kirk A. Zambetti 53 Senior Vice President of Sales Matthew J. Reintjes. Mr. Reintjes’ biographical information is disclosed on page 7 of this Proxy Statement under “Class I Director Nominees (for Terms Expiring in 2025).” Paul C. Carbone. Mr. Carbone has served as our Chief Financial Officer since June 2018 and as a Senior Vice President since September 2018. Prior to joining us, Mr. Carbone served from April 2017 to February 2018 as Chief Financial Officer and Chief Operating Officer of The Talbots, Inc., or Talbots, a specialty retailer. Prior to Talbots, Mr. Carbone served from June 2012 to April 2017 as Senior Vice President and Chief Financial Officer of Dunkin’ Brands Group, Inc., or Dunkin’, a quick service restaurant business. Mr. Carbone also served as Vice President, Finance and Strategy of Dunkin’ from September 2008 to June 2012. Prior to Dunkin’, Mr. Carbone served from 2006 to 2008 as Senior Vice President and Chief Financial Officer of Tween Brands, Inc., or Tween, an operator of specialty retailing brands. Prior to Tween, Mr. Carbone served from 2005 to 2006 as Vice President, Finance for Victoria’s Secret of L Brands, Inc., formerly known as Limited Brands, Inc., a specialty retailer. Mr. Carbone holds a B.S. in Hotel Management from the University of Massachusetts, a B.S. in Business Administration from the University of South Carolina, and an M.B.A. from the University of Illinois. Bryan C. Barksdale. Mr. Barksdale has served as our General Counsel since August 2015 and our Secretary since December 2015. Mr. Barksdale was named as a Senior Vice President in September 2018. Prior to joining us, Mr. Barksdale served as General Counsel of iFLY Holdings, Inc., a designer, manufacturer, and operator of vertical wind tunnels used in indoor skydiving facilities, from January 2015 to July 2015. From August 2010 to January 2015, Mr. Barksdale served as Chief Legal Officer, General Counsel, and Secretary of Bazaarvoice, Inc., a social commerce software-as-a-service company. From February 2005 to August 2010, Mr. Barksdale practiced corporate and securities law at Wilson Sonsini Goodrich & Rosati, Professional Corporation. Mr. Barksdale previously practiced corporate and securities law with Brobeck, Phleger & Harrison LLP and with Andrews Kurth LLP. Mr. Barksdale holds a B.A. from The University of Texas at Austin, an M.Ed. from the University of Mississippi, and a J.D. from Washington & Lee University School of Law. Hollie S. Castro. Ms. Castro has served as our Chief Human Resources Officer since February 2022. Ms. Castro was named as our Senior Vice President of ESG in February 2020, our Senior Vice President of Talent in September 2018, and our Vice President of Talent in January 2018. Prior to joining us, Ms. Castro served as President of the Castro Consulting Group, an organization which coaches and advises executives from start-ups to Fortune 500 companies, from 2015 to 2018. Prior to that, Ms. Castro held the roles of Executive Vice President of Kony, a digital and mobile application YETI 2022 PROXY STATEMENT | 33 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 2 CHKSUM Content: 37925 Layout: 12231 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 company, in 2014, and Senior Vice President of Human Resources and Administration at BMC Software, a multi-cloud management company, from 2009 to 2014. Ms. Castro holds a B.A. in Interpreting Italian and French from Marlboro College and an M.B.A. in International Management from Thunderbird. Kirk A. Zambetti. Mr. Zambetti has served as our Senior Vice President of Sales since September 2018. Mr. Zambetti was named as our Vice President of Sales in August 2016. Prior to joining us, Mr. Zambetti was the Vice President of Sales for North America for Danaher’s Dental Technologies division from October 2008 to August 2016, and was Director of Key Accounts, North America dating back to March 2007. Prior to Danaher, Mr. Zambetti held various commercial leadership and sales roles with leading medical device manufacturers and distributors, including Siemens, ANSI, Urologix, and PSS WorldMedical. Mr. Zambetti holds a B.A. in History from Hampden-Sydney College. 34 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 3 CHKSUM Content: 36855 Layout: 43459 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

COMPENSATION DISCUSSION AND ANALYSIS We are committed to providing our stockholders with a thorough understanding of our executive compensation program and its link to our strategic objectives and business priorities. This compensation discussion and analysis (“CD&A”) describes the philosophy, objectives, process, components and additional aspects of our 2021 executive compensation program and aligns with the amounts shown in the executive compensation tables that immediately follow. While the principles underlying YETI’s compensation philosophy extend to all levels of the organization, this CD&A and the accompanying tables specifically analyze and provide historical compensation information for our named executive officers (“NEOs”). Our Named Executive Officers in 2021 For 2021, the following individuals were identified as our NEOs: Matthew J. Reintjes President and Chief Executive Officer Paul C. Carbone Senior Vice President, Chief Financial Officer Bryan C. Barksdale Senior Vice President, General Counsel & Secretary Hollie S. Castro Chief Human Resources Officer & Senior Vice President of ESG Kirk A. Zambetti Senior Vice President of Sales YETI 2022 PROXY STATEMENT | 35 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 4 CHKSUM Content: 16363 Layout: 53488 Graphics: 21268 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: kirk_zambetti_med_4c_FPO_photo.eps, hollie_castro_med_4c_FPO_photo.eps, brian_barksdale_med_4c_FPO_photo.eps, paul_carbone_med_4c_FPO_photo.eps, matthew_reintjes_med V1.5

CD&A REFERENCE GUIDE Section I. Executive Summary Section II. Compensation Philosophy and Objectives Section III. Compensation Determination Process Section IV. Components of Our Compensation Program Section V. Additional Compensation Policies and Practices I. EXECUTIVE SUMMARY Navigating the Opportunities and Challenges of Fiscal 2021 YETI continued to drive connections with our customers in fiscal 2021 through a commitment to innovation in our brand and products, despite the continued disruptions to global economies and our business brought on by the COVID-19 pandemic. In the face of the supply chain environment caused by the pandemic, our senior leadership team continued to execute our business strategy and offset supply disruptions by leveraging tight-working relationships with our partners and strong standing with key suppliers, taking advantage of the benefits of supplier redundancy that we have built over the past few years, and relying on our full product portfolio. As a result, we were able to further grow our direct- to-consumer (“DTC”) channel, expand our retail store footprint, and grow internationally. Our strong brand demand, ability to adapt, and thoughtful approach to growth led to strong operating performance during 2021. As much of our success in fiscal 2021 can be attributed to the continued dedication of our senior leadership team and its successful implementation of YETI’s business strategy, we believe that the compensation of our NEOs reflects and rewards their contributions to YETI’s success and demonstrates alignment with the interests of our stockholders. In the remainder of this executive summary, we provide an overview of our business performance in fiscal 2021 and its alignment with our executive compensation program. In addition, we summarize the actions that the Compensation Committee took in fiscal 2021 to align with YETI’s continuing evolution and sound corporate governance practices. The Compensation Committee believes that the following information showcases how our compensation practices attract and retain the highest levels of talent and accomplish the goal of pay-for-performance by rewarding our executives for the achievement of both short-term and long-term financial and strategic performance goals. Fiscal 2021 Select Business Highlights During fiscal 2021, YETI made significant investments to support the growth of its business. For example, we introduced our Crossroads® Duffels, Luggage and Backpacks, our Rambler® 18 oz. HotShot Bottle, our Rambler® 64 oz. Bottle, our new and improved Camino® Caryall, and new colorways for Drinkware, hard coolers and soft coolers, and we reintroduced our Rambler® Travel Mugs in 20 and 30 ounce sizes. We also brought back, in a very limited run, a special colorway of a retired YETI cooler to celebrate the brand’s 15th anniversary, and we partnered once again with Folds of Honor in the release of limited edition Veteran’s Day Rambler® 30 oz. Tumblers. In addition, we opened new retail stores in Houston, Texas and Scottsdale, Arizona in November 2021. As summarized below, these strategic investments and initiatives led to strong financial performance in fiscal 2021, and we believe YETI is uniquely positioned to carry forward such momentum into fiscal 2022. 36 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 5 CHKSUM Content: 2205 Layout: 49149 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Note: $ in millions, except percentages. Net Sales Despite the continued disruptions brought on by the COVID-19 pandemic, YETI delivered strong operating performance in fiscal 2021, increasing net sales by $319.3 million, or 29%, to $1,411.0 million from $1,091.7 million in fiscal 2020. • DTC channel net sales increased $203.8 million, or 35%, to $784.7 million in fiscal 2021 from $580.9 million in fiscal 2020, driven by both Drinkware and Coolers & Equipment categories. • Net sales in our wholesale channel increased $115.4 million, or 23%, to $626.3 million in fiscal 2021 from $510.9 million in fiscal 2020, primarily driven by Drinkware and Coolers & Equipment categories. • Drinkware net sales increased $203.8 million, or 32%, to $832.4 million in fiscal 2021 from $628.6 million in fiscal 2020, due to the continued expansion of our Drinkware product offerings, including the introduction of new colorways and sizes, and strong demand for customization. • Coolers & Equipment net sales increased $105.3 million, or 24%, to $551.9 million in fiscal 2021 from $446.6 million in fiscal 2020, driven by growth in bags, outdoor living products, soft coolers and hard coolers. NET SALES GROSS PROFIT Gross Profit % Margin $779 $914 $1,411 $1,092 2018 2019 2021 2020 $383 $475 $816 2018 2019 2021 $629 2020 49.2% 52.0% 57.8% 57.6% (1) Other includes apparel, bottle openers, ice substitutes and other accessories. (1) Other includes apparel, bottle openers, ice substitutes and other accessories. FY 2021 Net Sales YETI 2022 PROXY STATEMENT | 37 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 6 CHKSUM Content: 11025 Layout: 4363 Graphics: 34942 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, 1, Black, 0 GRAPHICS: 35773-1_Netsales_fpo_P.eps, 35773-1_Esg_C.eps V1.5

Gross Proﬁt and Gross Margin In fiscal 2021, our gross profit increased 30% to $816.1 million, or 57.8% of net sales, compared to $628.8 million, or 57.6% of net sales, in the prior year. The 210 basis point increase in gross margin was primarily driven by lower inventory reserves as well as a favorable mix shift to our DTC channel and product cost improvements, largely offset by 190 basis points of contraction primarily driven by higher inbound freight rates and the unfavorable impact of the non-renewal of the Global System of Preferences (“GSP”) program on import duties. Note: $ in millions, except percentages and per share amounts. * For a reconciliation of adjusted operating income and adjusted net income per diluted share as set forth in this Proxy Statement to the nearest GAAP measures, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.” Adjusted Operating Income YETI’s adjusted operating income (a non-GAAP performance metric), which, in addition to net sales, is a performance metric under our annual short-term incentive plan, increased 32% to $295.1 million, or 20.9% of net sales, for fiscal 2021, compared to $224.3 million, or 20.5% of net sales in fiscal 2020. (See “—Annual Incentive Plan—Performance Measures” for a discussion of this metric and see Appendix A for a reconciliation to the corresponding GAAP metric.) Adjusted Net Income and Adjusted Net Income Per Diluted Share In fiscal 2021, our adjusted net income increased 39% to $227.8 million, or 16.1% of net sales, compared to $164.2 million, or 15.0% of net sales in fiscal 2020, and our adjusted net income per diluted share increased 37% to $2.57, compared to $1.87 per diluted share in the same period last year. Key 2021 Executive Compensation Program Decisions YETI is a performance-driven organization, and the Compensation Committee believes there is a strong connection between our growth, the targets we communicate externally, and the corresponding compensation decisions that we make with respect to our NEOs and the organization as a whole. The Compensation Committee made the following decisions in 2021 regarding each of our compensation program components for our NEOs. ADJUSTED OPERATING INCOME* $124 $143 $295 $224 2018 2019 2021 2020 Adjusted Operating Income % Margin ADJUSTED NET INCOME PER DILUTED SHARE* $0.91 $1.06 $2.57 2018 2019 2021 $1.87 2020 15.9% 15.6% 20.9% 20.5% 38 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 7 CHKSUM Content: 54626 Layout: 17759 Graphics: 22168 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_Adj_Inc_C.eps V1.5

Base Salaries During the annual compensation review cycle in February 2021, the Compensation Committee increased the base salaries of our NEOs from the levels set in 2020 between 3.8% and 7.59% to reflect executive performance and role expansion, to align better with the market-based compensation paid to similarly situated executives in our peer group, and to retain our critical NEO talent. 2021 Short-Term Incentive Plan The management team led a process to set the financial performance targets under the 2021 short- term incentive plan (“STIP”), which were set substantially above prior-year levels and required the achievement of double-digit percentage growth over our fiscal 2020 financial results, as approved by the Compensation Committee and as described below. The STIP in 2021 utilized two financial performance metrics, which the Compensation Committee believes appropriately focus executive officers on the critical strategic priorities necessary to grow stockholder value: For the NEOs, the STIP is based exclusively on company performance metrics, and there are no division, geographic or individual components. In addition, all of our eligible employees are participants in the same annual incentive plan. If YETI did not achieve the minimum level of performance, then there would be no payout under the STIP, and payouts were capped at 200% of the target opportunity. The target opportunities under the STIP for the NEOs were denominated as a percentage of annual eligible salary as set forth below: 2021 Target Annual NEO Cash Incentive Percentage Matthew J. Reintjes 150% Paul C. Carbone 75% Bryan C. Barksdale 60% Hollie S. Castro 60% Kirk A. Zambetti 60% Net Sales + Adjusted Operating Income • Represented 40% of the total STIP opportunity • Performance threshold: 96% of target • Performance maximum: 105% of target • Represented 60% of the total STIP opportunity • Performance threshold: 94% of target • Performance maximum: 115% of target YETI 2022 PROXY STATEMENT | 39 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 8 CHKSUM Content: 62076 Layout: 27379 Graphics: 45322 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_netsale_4c_tbl.eps V1.5

As described above, net sales increased 29% to a record $1.411 billion, and adjusted operating income increased 32% to $295.1 million, which drove payouts under our STIP at 198% of target for all employees participating in the STIP, including our NEOs. Note: $ in millions, except percentages. 2021 Long-Term Incentive Plan Consistent with our continuing focus on pay-for-performance, the Compensation Committee updated the long-term incentive plan (“LTIP”) in fiscal 2021 so that all executive officers received an equal mix of performance-based and time-based equity awards. The performance-based awards, which comprised 50% of the grant date target value of the long-term incentive package in fiscal 2021, were structured as performance-based restricted stock (“PBRS”) and are eligible to cliff vest after three years based on free cash flow measured over the three-year performance period, with a relative total shareholder return (“TSR”) modifier tied to our stock price performance relative to the companies in the Russell 2000 Index. The time-based awards, which comprised 50% of the grant date target value of the long-term incentive package in fiscal 2021, were structured as shares of restricted stock that provide for time-based ratable vesting over a three-year period. Threshold $1,244.9 Target $1,296.8 Maximum $1,361.6 Threshold $250.4 Target $266.4 Maximum $306.4 Actual Results $1,411.0 Actual Results $295.1 Net Sales Adjusted Operating Income Total Payout 198% Payout % 200.0% 196.7% 40 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 9 CHKSUM Content: 7646 Layout: 43917 Graphics: 4370 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, 1, Black, 0 GRAPHICS: 35773-1_Net_Sal_fpo_bar.eps V1.5

Target Pay Mix The following graphics show the allocation of target total direct compensation payable to our CEO and the average target total direct compensation payable to our other NEOs. The Compensation Committee allocated compensation among base salary, target STI, and the grant date fair value of long-term incentives in the form of a combination of time- and performance-based restricted stock awards. Each compensation element for our CEO and other NEOs is discussed further below and set forth in more detail in the 2021 Summary Compensation Table and 2021 Grants of Plan-Based Awards Table. II. COMPENSATION PHILOSOPHY AND OBJECTIVES Compensation Philosophy YETI’s compensation philosophy is based on the following core components: Alignment with our business strategy and stockholders’ interests. YETI’s executive compensation program contains specific financial performance metrics such as net sales and adjusted operating income that are consistent with our strategic goals and are indicative of top-line and bottom-line performance. Our program also contains a significant allocation to equity incentives to promote the prioritization of our long-term operational and, in turn, stock price performance and to closely tie the interests of executive officers with those of our stockholders. Motivate and reward achievement of our key goals. Performance-based incentives using financial metrics that tie to our short- and long-term goals are significant components of our executive compensation program. By linking performance and achievement to compensation, we seek to motivate executive officers to accomplish our key strategic objectives. We define clear and measurable quantitative objectives that are designed to strengthen this link and thus improve results and returns to our stockholders. Provide competitive pay to attract and retain talent. We recruit executive officers and managers with a wide diversity of experiences, expertise, capabilities, and backgrounds to lead us as we scale our business and execute our strategy. In recruiting our executives and determining competitive pay levels, we consider a number of reference points, including the compensation structure and amounts of compensation paid to the executive officers at peer group companies, as well as broader general industry surveys. The total compensation of a particular executive officer in a particular year may vary from the level implied by reference to the peer group companies or general industry surveys to reflect his or her specific experience, skills, scope of responsibilities, our specific talent needs, performance or other internal factors. 2021 OTHER NEO PAY MIX Base 25% STI 16% Cash 41% Equity 59% At-Risk Compensation 75% PBRS 29.5% RS 29.5% 2021 CEO PAY MIX Base 16% STI 24% RS 30% At-Risk Compensation 84% Equity 60% Cash 40% PBRS 30% YETI 2022 PROXY STATEMENT | 41 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 10 CHKSUM Content: 47925 Layout: 53431 Graphics: 44525 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Magenta, Cyan, Yeti Blue, ~note-color 2, 1, Black, 0 GRAPHICS: 35773-1_4P_Ceo Pay.eps, 35773-1_4P_Other_Neo_Pay.eps V1.5

Balance value and cost considerations. We consider the overall costs of our executive compensation program to ensure that both YETI and the executive officers get value from the program. In doing so, we monitor pay levels and elements at the peer group companies and in general industry surveys so that compensation decisions are made with due consideration of value and cost. Compensation Risk Assessment In designing our executive compensation program, we also consider many other factors, including risks that may arise from the structure of our program. Because short- and long-term incentives motivate executive officers to pursue achievement of challenging goals, we must consider whether the program may lead to undue pressure on executive officers to take excessive risks. In connection with this, there are a number of items in our executive compensation program that mitigate such risks, including stock ownership guidelines, a clawback policy, prohibitions on hedging and pledging, and other aspects, as discussed below under “—Additional Compensation Policies and Practices.” For fiscal 2021, the Compensation Committee discussed and analyzed risks associated with YETI’s compensation policies and practices for executive officers and all employees generally. The Compensation Committee did not identify any risks arising from YETI’s compensation programs or practices that are reasonably likely to have a material adverse effect on YETI. 42 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 11 CHKSUM Content: 42730 Layout: 43459 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Compensation Program Governance To achieve the key objectives of our executive compensation program and drive our pay-for- performance culture without incentivizing undue risk taking, the Compensation Committee employs the following governance practices: WHAT WE DO The majority of targeted total executive officer compensation is variable and tied to our financial results or the performance of our stock price, or both. Pay for Performance The allocation of incentives among the STIP and the LTIP does not over-emphasize short-term performance at the expense of achieving long-term goals. Balance Short- and Long-Term Compensation The Compensation Committee retains an independent compensation consultant on matters pertaining to executive and non-employee director pay and governance. Independent Compensation Consultant Executive officers are expected to acquire and maintain a certain level of ownership interest, in order to emphasize long- term performance and to promote alignment with stockholders. Stock Ownership Guidelines Our compensation program has provisions to mitigate undue risk, including caps on the maximum level of payouts, clawback provisions, and multiple performance metrics. Mitigation of Risk Our executives’ incentive compensation is subject to a clawback policy that applies in the event of certain financial restatements or when an executive engages in serious misconduct or prohibited activity. Clawback Policy If there is a change in control, outstanding equity will vest only if there is a termination of employment following such change in control (a “double trigger”). A change in control alone will not trigger vesting. Double Trigger Change-in-Control Provisions Management and the Board regularly evaluate share utilization levels by reviewing the cost and dilutive impact of stock compensation. Regularly Review Share Utilization YETI 2022 PROXY STATEMENT | 43 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 12 CHKSUM Content: 16413 Layout: 10640 Graphics: 30344 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: 1, Yeti Blue, ~note-color 2, Black, 0 GRAPHICS: chkmk_yeti_blue_alt_icon.eps, chkmk_yeti_blue_alt_icon.eps, chkmk_yeti_blue_alt_icon.eps, chkmk_yeti_blue_alt_icon.eps, chkmk_yeti_blue_alt_icon.eps, chkmk_yeti_blue_alt_icon.eps, V1.5

WHAT WE DON’T DO III. COMPENSATION DETERMINATION PROCESS Role of the Compensation Committee The Compensation Committee is responsible for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs in order to accomplish our articulated compensation objectives, and reviewing and approving, or recommending for approval by the Board, the compensation of the NEOs. Each year, the Compensation Committee reviews the elements of our executive compensation program to verify the alignment of the program with our business strategy and with the items that we believe drive the creation of stockholder value, and to determine whether any changes would be appropriate. The Compensation Committee obtains input from executive officers regarding our annual operating plan (“AOP”), expected financial results, projected stockholder returns and related risks. With this information as its foundation, the Compensation Committee establishes the performance-based metrics and targets for the STIP and, using a multi-year projection, for the PBRS under the LTIP’s executive compensation program. The Compensation Committee sets appropriate threshold, target and maximum performance goals to motivate financial performance without incentivizing excessive risk-taking. Following completion of the performance year or period, the Compensation Committee evaluates achievement relative to the pre- established performance goals and determines and certifies corresponding payouts earned. We do not have employment agreements with our executive officers, other than the CEO. No employment agreements other than with the CEO Under our equity plan, we do not pay dividends or dividend equivalents on shares or units that a participant has not yet earned or that have not vested. No Dividends on Unearned Awards We prohibit employees and non-employee directors from engaging in hedging, pledging or short sale transactions in YETI securities. No Hedging or Pledging of YETI Securities Under our equity plan, we expressly prohibit repricing of stock options or exchanges of underwater stock options without stockholder approval. No Repricing of Underwater Stock Options We do not provide excessive perquisites to executive officers. No Excessive Perquisites We do not provide excise tax gross-ups on change-in-control payments. No Excise Tax Gross-Ups We do not have any special executive retirement programs that are specific to executive officers. No Special Executive Retirement Programs 44 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 13 CHKSUM Content: 54425 Layout: 61030 Graphics: 12704 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: x_k_icon.eps, x_k_icon.eps, x_k_icon.eps, x_k_icon.eps, x_k_icon.eps, x_k_icon.eps, x_k_icon.eps V1.5

Role of the Independent Compensation Consultant Since 2018, the Compensation Committee has engaged FW Cook to serve as its independent compensation consultant. FW Cook reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to retain, terminate and obtain the advice of FW Cook at YETI’s expense to assist it in the performance of its duties and responsibilities. The Compensation Committee selected FW Cook as its consultant because of the firm’s expertise and reputation. The Compensation Committee has worked with FW Cook to: assess our executive compensation philosophy, objectives and components; develop a peer group of companies for compensation comparison purposes; review considerations and market practices related to short-term incentive plans and long-term equity and other incentive plans; collect comparative compensation levels for each of our executive officer positions; assess our executive officers’ base salaries, short-term annual incentive targets and long-term equity compensation levels; review our equity compensation strategy, including the development of award guidelines; and review board of director compensation and design practices. While the Compensation Committee takes into consideration the review and recommendations of FW Cook when making decisions about our executive compensation program, ultimately, the Compensation Committee makes its own independent decisions about compensation matters. The Compensation Committee has assessed the independence of FW Cook pursuant to SEC and NYSE rules. In doing so, the Compensation Committee considered various factors bearing upon FW Cook’s independence, including the nature and amount of work performed for the Compensation Committee and the fees paid for those services in relation to the firm’s total revenues. FW Cook did not provide any services to us other than the services provided to the Compensation Committee as described herein and in the “Non-Employee Director Compensation” section of this Proxy Statement. Based on its consideration of the foregoing and other relevant factors, the Compensation Committee concluded that there were no conflicts of interest and that FW Cook is independent under applicable standards. Role of Say-On-Pay Vote In this Proxy Statement, our stockholders are being asked to participate in our second say-on-pay vote (see Proposal 2), and our stockholders will have the opportunity to cast a say-on-pay vote on an annual basis so that they may annually express their views on our executive compensation program. The Compensation Committee considers the results of our annual say-on-pay advisory vote and other feedback received from stockholders throughout the year when making executive compensation decisions for the NEOs. At our 2021 Annual Meeting, 96.5% of the shares voted approved our first proposal regarding the compensation paid to YETI’s NEOs. Taking into account the positive support received in 2021, the Compensation Committee believes YETI provides a competitive, stockholder- friendly pay program that effectively retains and motivates our executives. As described below, during fiscal 2021, the Compensation Committee increased the weighting of PBRS awards so that they now constitute 50% of the grant date value of the long-term incentives granted to the NEOs, and also established targets under our STIP that required us to achieve an approximate 18.8% growth rate over our fiscal 2020 financial results. YETI 2022 PROXY STATEMENT | 45 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 14 CHKSUM Content: 37076 Layout: 16012 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Compensation Peer Group and Peer Selection Process The Compensation Committee believes that obtaining relevant qualitative and quantitative market data is important in making determinations about executive compensation. Such information provides helpful context and a solid reference point for making decisions, even though, relative to other companies, there are differences and unique aspects of YETI. When making decisions about the structure and component mix of our executive compensation program, the Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other, comparable peer companies, as derived from public filings and other sources. However, the Compensation Committee does not have any formal benchmarking policy and uses the peer compensation data solely as a reference point when making compensation decisions for the NEOs using its business judgment. The Compensation Committee, with the assistance of FW Cook, uses the following guiding principles when selecting peer group companies: The Compensation Committee reviews the peer group annually. At the end of fiscal 2020, after a thorough review of the peer group, the Compensation Committee concluded that the then-existing peer group continued to be aligned in terms of the business scope (premium leisure products), growth profile, size, the absence of changes as a result of merger and acquisition activity or bankruptcies, the value of maintaining a consistent group and the value of maintaining a group of appropriate size (i.e., 18 companies). FW Cook provided the Compensation Committee with peer group data, including the revenues, EBITDA, net income, assets, employees, and market capitalization of each peer company in comparison to that of YETI. Competitors for Investments Companies that investors may consider alternative investment opportunities. Talent Sources Companies that are competitors for our talent. Business Focus Companies that operate in similar industries, ideally with similar cost structures and geographic footprint. Overall Reasonableness The peer group, in totality, is reasonable and defensible for comparison purposes. Company Size Companies of comparable organizational scale and complexity or of comparable market value or financial performance make for good reference points, though companies outside the parameters may be included if other factors present a compelling justification. Peer Group Size The peer group should have a sufficient number of companies, generally 12 to 20, to provide meaningful results and to lessen volatility in comparative compensation values. 46 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 15 CHKSUM Content: 32137 Layout: 50811 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

The peer group used to evaluate competitive market compensation of our NEOs for fiscal 2021 consisted of the following 18 companies: At the end of fiscal 2021, YETI was ranked in the 30th percentile for revenue and in the 65th percentile for market capitalization among its peer group. Based on its review of the aforementioned guiding principles, the additional data provided by FW Cook, and the volatility of the business landscape in 2021, the Compensation Committee decided to alter the peer group it is using for performing market checks on executive and director compensation for 2022 and going forward by removing Smith & Wesson Brands Inc. and Brunswick Corporation and adding Fox Factory Holding Corp. and Peloton Interactive, Inc. The Compensation Committee decided to adopt the new peer group for compensation purposes because it believes that these two companies are more meaningful competitors in the marketplace for executive talent. Role of the Chief Executive Officer The Compensation Committee works with our CEO to set the target total direct compensation of each of our NEOs other than our CEO. As part of this process, our CEO reviews market surveys and proxy peer data when available, evaluates each NEO, determines his recommendations about the target compensation of each NEO and delivers his evaluations and compensation recommendations to the Compensation Committee. Taking into account the CEO’s evaluations and recommendations and other information it deems relevant, such as our achievement of corporate goals, responsibilities and experience, as well as the compensation philosophy described above and with reference to the peer group data, the Compensation Committee sets the target total direct compensation of our NEOs. Our CEO does not play any role with respect to any matter affecting his own compensation and is not present when the Compensation Committee discusses and formulates the compensation recommendation for the CEO. IV. COMPENSATION PROGRAM COMPONENTS 2021 Components in General In order to achieve our executive compensation program objectives, the Compensation Committee utilizes the components of compensation set forth in the chart below. The Compensation Committee regularly reviews all components of the program in order to verify that each executive officer’s total compensation is consistent with our compensation philosophy and objectives and that the component is serving a purpose in supporting the execution of our strategy. The majority of each executive officer’s compensation is variable and at-risk. Nautilus, Inc. Polaris Inc. Skechers U.S.A., Inc. Smith & Wesson Brands Inc. (formerly American Outdoor Brands, Inc.) Under Armour, Inc. Vista Outdoor Inc. Crocs, Inc. Deckers Outdoor Corporation Garmin Ltd. Johnson Outdoors Inc. Lululemon Athletica Inc. Malibu Boats, Inc. Acushnet Holdings Corp. Brunswick Corporation Callaway Golf Company Canada Goose Holdings Inc. Capri Holdings Limited Columbia Sportswear Company YETI 2022 PROXY STATEMENT | 47 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 16 CHKSUM Content: 63440 Layout: 13759 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Compensation Type Pay Element Objectives, Basis and Key Features Base Salary VARIABLE FIXED Short-Term Incentives: Annual Cash Incentive Opportunities Long -Term Incentives: Annual Equity-Based Compensation Cash Compensation Equity Compensation Determined based on each executive officer’s role, individual skills, experience, performance, external market value and internal equity. Intended to provide stable compensation to executive officers, allow us to attract and retain skilled executive talent and maintain a stable leadership team. Rewards achievement of key drivers of our AOP. Requires the achievement of rigorous net sales and adjusted operating income targets, which were set substantially above prior-year levels (e.g., achievement of double-digit percentage growth over our fiscal 2020 financial results). Sets target cash award as a percentage of base salary at 150% for the CEO and between 60% and 75% for all other NEOs. Caps STIP awards at 200% of the target cash awards for maximum performance. Used to foster a long-term link between executive officers’ interests and the interests of YETI and our stockholders, as well as to attract, motivate and retain executive officers for the long term. Sets executive officer LTIP mix in fiscal 2021 at 50% of the value granted in the form of PBRS and 50% in the form of time-based restricted stock consistent with our continuing focus on pay-for-performance. No stock options were granted in fiscal 2021. Requires corporate performance against goals to be at least 90% of target in order for any PBRS award to be earned. Caps PBRS grants at 200% of the target number of shares for maximum performance 48 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 17 CHKSUM Content: 42500 Layout: 39616 Graphics: 49525 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_compensation_4c_tbl.eps V1.5

Base Salary Base salaries provide fixed compensation to executive officers and help us to attract and retain the executive talent needed to lead the business and maintain a stable leadership team. We evaluate a number of factors when setting base salaries, including: • Roles & responsibilities: We consider each executive officer’s areas of responsibility, role and experience. • Professional background: Factors such as education, skills, expertise, professional experience and achievements are considered. • Competitiveness: The base salary of executive officers is evaluated for competitiveness by considering, as a reference point, information with respect to comparable positions at companies in our peer group and other market surveys. • Internal pay equity: The variation in the base salary among executive officers is designed to reflect the differences in position, education, scope of responsibilities, previous experience in similar roles and contribution to the attainment of our goals. In February 2021, the Compensation Committee reviewed each executive officer’s performance, our performance and market data provided by FW Cook on our peer companies and general industry to determine whether any changes to base salaries were warranted for fiscal 2021. As a result of this review, the Compensation Committee approved adjustments to reflect executive performance and to align better with the market, as set forth below: Start of 2021 % End of 2021 NEO Base Salary Increase Base Salary* Matthew J. Reintjes $925,000 5.41% $975,000 Paul C. Carbone $525,000 4.76% $550,000 Bryan C. Barksdale $375,000 4.00% $390,000 Hollie S. Castro $395,000 7.59% $425,000 Kirk A. Zambetti $395,000 3.80% $410,000 * For the actual base salaries paid to our NEOs during ﬁscal 2021, please see “—2021 Summary Compensation Table.” Short-Term Incentives The STIP is a cash plan that rewards NEOs for the achievement of key short-term financial and operational objectives that the Compensation Committee views as critical to the execution of our business strategy and ensures each executive officer is focused on strategic goals that ultimately will drive long-term value for our stockholders. The STIP is based entirely on YETI’s performance with respect to company performance metrics; to align with the market and ensure each executive officer is focused on the same strategic goals, there was no allocation to individual performance goals. All of our eligible employees participate in the STIP on generally the same terms, other than the target bonus opportunity amount and inclusion of additional performance components for employees other than the NEOs. YETI 2022 PROXY STATEMENT | 49 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 18 CHKSUM Content: 56805 Layout: 35663 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

The calculation of the STIP payout amount for each NEO can be summarized by the following formula: Performance Measures The amount of the payout, if any, under the STIP is based on our achievement against two performance metrics. The Compensation Committee incorporated these two measures, net sales and adjusted operating income, into the STIP in order to focus executive officers on the critical strategic priorities of revenue growth and operating profitability. These two metrics underscore the emphasis on growth and profitability, and the Compensation Committee considers them as building blocks to achieve our key strategic goals and to grow stockholder value. * Adjusted operating income is a non-GAAP measure that we use to compare our performance to other companies. For a reconciliation of adjusted operating income as set forth in this Proxy Statement to the comparable GAAP measure, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.” Performance Levels and Payout Levels The Compensation Committee set goals for each of the performance measures at levels that it considered rigorous and challenging based, in part, on its evaluation of the relevant risks and opportunities. More specifically, the Compensation Committee reviewed the relevant financial objectives set forth in our AOP and assessed various factors related to the achievability of these goals, including the risks associated with achieving specific actions that underlie our AOP and the implied performance relative to prior years. Considering these factors, the fiscal 2021 target for net sales represented an 18.8% growth rate over our fiscal 2020 financial results, and the target for adjusted operating income represented an 18.8% growth rate over our fiscal 2020 financial results. Having set the targets, the Compensation Committee also set the threshold and maximum performance levels. For fiscal 2021, the Compensation Committee set threshold at what it believed to be a high level X Eligible Salary X Target Incentive % Payout % = STIP Payout Performance Metrics 60% of the STIP Opportunity 40% of the STIP Opportunity Derived from operating income from our income statement, adjusted for non-cash stock-based compensation expense, asset impairment charges, and business optimization expense* Comprised of wholesale channel sales + DTC channel sales ● ● ● ● Adjusted Operating Income Net Sales 50 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 19 CHKSUM Content: 31209 Layout: 29693 Graphics: 29658 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_perfo_4c_Pie.eps, 35773-1_short_term_4c_tbl.eps V1.5 of performance equating to approximately 96% of the target for net sales and approximately 94% of the target for adjusted operating income. The Compensation Committee set maximum at a level of performance equating to approximately 105% of the target for net sales and approximately 115% of the target for adjusted operating income, levels that required an exceptionally strong performance and represented a significant challenge. Payout levels represent the amount to be paid to NEOs based on the level of actual performance relative to the goals. In order to motivate performance and underscore the importance of achieving, or closely approaching, the performance goals at this critical time in our development, the Compensation Committee set the payout at 0% for achievement below the threshold level of performance. If we achieve the target performance level for either metric, 100% of the target incentive payment for that metric will become payable to the NEOs, and if we achieve the maximum performance level for either metric, 200% of the target incentive payment for that metric will become payable to the NEOs. If the threshold performance level is achieved for either metric, performance between the threshold and target levels and between the target and maximum levels will result in a payout for each metric that is interpolated in a straight-line manner. Below Actual Threshold Threshold Target Maximum Result % Payout Performance Metric ($) ($) ($) ($) ($) Achievement % Net Sales <1,244.9 1,244.9 1,296.8 1,361.6 1,411.0 108.8% 200% Less than ~96% ~96% 100% ~105% Adjusted Operating Income <250.4 250.4 266.4 306.4 295.1 110.8% 196.7% Less than ~94% ~94% 100% ~115% Payout Percentage 0% 50% 100% 200% 198% Note: $ in millions, except percentages. Target Opportunities & Payout Determination The Compensation Committee determines the target cash incentive opportunity available to each NEO by taking the individual’s base salary and multiplying it by the individual’s target incentive percentage. Among other factors, the target incentive percentages are determined with reference to peer group companies and market surveys and the proportion of total direct compensation represented by the annual incentive. In fiscal 2021, the target annual cash incentive percentages of the NEOs remained unchanged from 2020 with the exception of the target annual cash incentive percentage of Mr. Reintjes, which increased from 125% to 150% of his base salary, to recognize prior years’ performance and achievements and to better align his short-term compensation opportunity with our peer group companies. The Compensation Committee verifies our achievement relative to the pre-established goals to determine the respective performance levels, and then translates those performance levels to payout levels based on the payout curve. The Compensation Committee then adds the amounts for the two portions together to determine the total 2021 STIP payout for each NEO. The Compensation Committee then presents the determination of the STIP payout amounts to the Board for its review. YETI 2022 PROXY STATEMENT | 51 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 20 CHKSUM Content: 65293 Layout: 28309 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

2021 Target Annual Total Eligible Cash Incentive Payout STIP NEO Salary Percentage Percentage Payout Matthew J. Reintjes $969,231 150% 198% $2,878,615 Paul C. Carbone $547,115 75% 198% $812,466 Bryan C. Barksdale $388,269 60% 198% $461,264 Hollie S. Castro $421,538 60% 198% $500,787 Kirk A. Zambetti $408,269 60% 198% $485,024 Long-Term Incentives The third primary component of our executive compensation program, and the largest, is long-term equity incentives. The Compensation Committee has designed the long-term incentive opportunity to motivate and reward executive officers to achieve multiyear strategic goals and to deliver sustained long-term value to stockholders. (See “—Compensation Philosophy and Objectives—Compensation Philosophy—Alignment with our business strategy and stockholders’ interests”.) The long-term incentives create a strong link between payouts and performance and a strong alignment between the interests of executive officers and the interests of our stockholders. Long-term equity incentives also promote retention, as executive officers will only receive value if they remain employed by us over the required term, and they foster an ownership culture among our executive officers by making executive officers stockholders with a personal stake in the value they are intended to create. Equity Vehicles In fiscal 2021, the Compensation Committee’s long-term incentive grants took the form of two different vehicles: PBRS and time-based restricted stock, with 50% of the grant date value of long-term incentives allocated to PBRS and 50% allocated to time-based restricted stock. This 50% weighting for the PBRS represents an increase in the weighting of PBRS relative to our fiscal 2020 long-term incentive grants, when PBRS had a 30% weighting. The Compensation Committee has structured the mix of equity vehicles and the relative weight assigned to each type to further enhance the link between payouts and performance, and to ensure some amount of value delivery through restricted stock awards because they have upside potential but deliver some value even if the stock price does not go up, while also reinforcing an ownership culture and commitment to YETI. 2021 NEO EQUITY MIX PBRS 50% RS 50% 52 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 21 CHKSUM Content: 12278 Layout: 37783 Graphics: 55297 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Magenta, Yellow, Yeti Blue, ~note-color 2, Black, Cyan GRAPHICS: 35773-1_Neo_Equity_pie.eps V1.5

The PBRS has multi-year performance goals (three-year cumulative free cash flow and relative TSR), which promote consistent growth in stockholder value across a longer time horizon. The Compensation Committee selected free cash flow because it is a key performance metric for consumer goods companies and their stockholders and is indicative of our ability to generate liquidity and increase stockholder value. The Compensation Committee also included relative TSR as a modifier rather than a standalone metric, in part due to our stock’s limited trading history and price volatility. The presence of relative TSR in our PBRS design directly links executive officer compensation to the creation of stockholder value and aligns the interests of executive officers with YETI and our stockholders. Relative TSR is measured against the companies in the Russell 2000 Index, which is a capitalization-weighted index of 2,000 small cap stocks. We chose to measure our performance against the Russell 2000 Index because we wanted to measure our performance against a broad index of relatively similarly sized companies in which investors may choose to invest and measure performance against, instead of measuring our performance against the much smaller group of compensation peers described above. The PBRS awards will be eligible to become vested following the end of a three-year performance period based on cumulative free cash flow during the performance period, with the number of PBRS eligible to vest subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. 2021 Performance/ How Payouts Are Equity Vehicle Allocation Vesting Period Determined Rationale for Use With respect to the cumulative free cash flow performance metric, the Compensation Committee has approved threshold, target and maximum performance levels at the time of grant, with actual performance below the threshold level resulting in 0% of the PBRS becoming vested and the maximum • Prioritizes increasing stockholder value • Promotes long- term focus • Section 162(m) grandfathering rule • Cumulative free cash flow measured over a three-year period, with a relative TSR modifier based on the performance of our stock price relative to the companies who were in the Russell 2000 Index as of the start of the performance period • 3-year performance period with cliff vesting of award subject to performance measured during the performance period 50% PBRS • Aligns with stockholders • Promotes retention • Provides value • Section 162(m) grandfathering rule • Value of stock • 3-year vesting period: 1/3 after Year 1, then 1/6 semi-annually 50% Restricted Stock YETI 2022 PROXY STATEMENT | 53 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 22 CHKSUM Content: 42934 Layout: 43688 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 number of PBRS eligible to become vested capped at 200% of target. The performance levels and the vesting schedule related to the cumulative free cash flow performance metric can be illustrated by the following table. % of Target PBRS Performance Level Eligible to Become Vested Less Than Threshold 0% Threshold 50% Target 100% Maximum or Greater 200% Vesting for performance between any of the performance levels specified above is interpolated on a straight-line basis. The number of PBRS determined to be eligible to become vested at the end of the performance period based on cumulative free cash flow (the “CFC PBRS”) may be further modified based on YETI’s percentile ranking of its TSR compared to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. TSR is measured based on the average closing stock price for a 20 trading-day period ending on the last trading day immediately preceding the first day of the performance period and the average closing stock price for a 20 trading-day period ending on the last trading day of the performance period. The TSR percentile ranking and the percentage of the number of CFC PBRS that will vest can be illustrated by the following table. TSR Percentile Rank % of CFC PBRS to Vest ≤25% 80% Between 25% and 75% 100% (i.e., no modiﬁcation) ≥75% 120% In all events, the maximum number of target PBRS that can vest is capped at 200%. We believe the cumulative three-year free cash flow target is attainable if we are able to successfully execute on our business plan and continue to grow our business. Target Long-Term Incentive Opportunities and 2021 Grants of PBRS & Time-Based Restricted Stock Awards In February 2021, the Compensation Committee established target long-term incentive opportunities for each of the NEOs. In establishing the size of the long-term incentive opportunity, the Compensation Committee considered the following: • the values of, allocations to, and proportion of total compensation represented by, the long-term incentive opportunities at the peer group companies and in market surveys; • individual performance and criticality of, and expected future, contributions of the NEO; • time in role, skills and level of experience; and • retention considerations. 54 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 23 CHKSUM Content: 1105 Layout: 12742 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

In February 2021, the Compensation Committee increased the weighting for long-term incentive awards granted to the NEOs to recognize prior years’ performance and achievements, to better align long-term compensation opportunity with our peer group companies, and to further incentivize long-term performance. Accordingly, each NEO’s 2021 Total LTIP Incentive Percentage listed in the table below reflects an increase over the prior year. Having established the target value of the long-term incentive, and the 50/50 mix of equity vehicles, the Compensation Committee determined (i) the target number of PBRS to be granted by taking the portion of the total long-term incentive opportunity allocated to PBRS and dividing it by the closing price on the date of grant, and (ii) the number of shares of restricted stock to be granted by taking the portion allocated to such vehicle and dividing it by the closing price on the date of grant. 2021 Total LTIP 2021 Target PBRS RS Incentive Opportunity (50%) PBRS (50%) RS NEO Percentage ($) ($)(1) (#) ($) (#) Matthew J. Reintjes 375% 3,656,250 1,828,118 25,029 1,828,118 25,029 Paul C. Carbone 300% 1,575,000 787,517 10,782 787,517 10,782 Bryan C. Barksdale 225% 843,750 421,879 5,776 421,879 5,776 Hollie S. Castro 225% 888,750 444,375 6,084 444,375 6,084 Kirk A. Zambetti 225% 888,750 444,375 6,084 444,375 6,084 (1) Reﬂects the number of PBRS for target performance goal. The Compensation Committee intends to make grants of long-term incentive awards annually and may also grant long-term incentive awards when an individual is promoted to a senior executive position to recognize the increase in the scope of his or her role and responsibilities. From time to time, the Compensation Committee may make special awards to recognize major milestones or selective awards in situations involving a leadership transition. The Compensation Committee may also make grants to newly-hired executive officers in the same form as our 2021 long-term incentives (i.e., PBRS and time- based restricted stock) and on substantially the same terms. Additional Aspects of Long-Term Incentive Compensation We make grants of long-term incentive equity under our 2018 Equity and Incentive Compensation Plan, which our stockholders approved and adopted in 2018. The grant date is the date of the Compensation Committee’s approval of the awards. The grant dates for awards made in 2021 are detailed in the “2021 Grants of Plan-Based Awards” table later in this Proxy Statement. We generally intend to make annual grants during the first quarter of our fiscal year following the release of financial results for the preceding fiscal year. Other Benefits 401(k) Plan We offer a 401(k) defined contribution plan covering substantially all of our employees, including our NEOs. Participants may make voluntary contributions to the 401(k) plan, limited by certain Internal YETI 2022 PROXY STATEMENT | 55 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 24 CHKSUM Content: 55365 Layout: 32012 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Revenue Code (“Code”) restrictions. We are responsible for the administrative costs of the 401(k) plan, and we provide discretionary matching contributions to employee contributions. Health and Welfare Beneﬁts We offer broad-based medical, dental, vision, life, and disability plans to our NEOs and all of our other full-time employees. Perquisites and Other Personal Beneﬁts We do not generally provide our executive officers, including the NEOs, with perquisites or other personal benefits, except for a comprehensive physical exam. These physicals are provided because we believe that they support our executive officers in maintaining their health, which serves a necessary business purpose, and the related amounts of compensation are not material to the overall executive compensation program. We do not provide tax reimbursements or any other tax payments with respect to perquisites, including excise tax “gross-ups,” to any of our executive officers. Severance Arrangements We have adopted a senior leadership severance benefits plan (the “Severance Plan”), which covers all NEOs except the CEO, to provide protection in the event of a termination following a change in control or otherwise. The Severance Plan generally provides for severance amounts if the NEO’s employment is terminated by us without cause or by the NEO for good reason. For a termination not in connection with a change in control, the NEO is eligible to receive (a) a severance amount equal to 100% of his or her base salary, and (b) a pro rata STIP payout based on actual company performance for the year of termination. For terminations within two years after a change in control, the NEO is eligible to receive (x) a severance amount equal to 150% of the sum of base salary plus target annual incentive compensation amount at the time of termination, and (y) a pro rata STIP payout. The Severance Plan also provides for reimbursement for health benefit continuation of up to 12 to 18 months. The payments and benefits provided under the Severance Plan are contingent upon the affected NEO’s execution and non-revocation of a general release of claims and compliance with specified restrictive covenants. See “—Potential Payments upon a Termination or Change in Control,” which describes the payments to which the participating NEOs may be entitled under the Severance Plan. Our CEO does not participate in the Severance Plan because he is entitled to severance benefits under his employment agreement that was entered into during 2018. Our CEO’s severance benefits are based on a 1.5x multiple for qualifying terminations not in connection with a change in control and a 2x multiple for qualifying terminations in connection with a change in control. The severance arrangements for our CEO are described below under “—2021 Summary Compensation Table—Employment Agreement of Mr. Reintjes.” V. ADDITIONAL COMPENSATION POLICIES AND PRACTICES Executive Stock Ownership Guidelines We believe that YETI and our stockholders are best served when executive officers manage the business with a long-term perspective. As such, we adopted stock ownership guidelines, as we believe stock ownership is an important tool to strengthen the alignment of interests among our executive 56 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 25 CHKSUM Content: 1942 Layout: 43459 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 officers and our stockholders, to reinforce executive officers’ commitment to us and to demonstrate our commitment to sound corporate governance. The current executive stock ownership requirements for our executive officers are as follows: Position Multiple of Base Salary CEO 6x Other Executive Officers 3x There is no required time period within which an executive officer must attain the applicable target ownership. However, until the stock ownership guidelines have been satisfied, each executive officer or other identified senior employee is required to retain (i) 50% of the shares underlying all of such individual’s vested stock options (or shares received by such individual upon exercise of vested stock options) and (ii) 50% of the net profit shares on exercise, vesting or earning of any equity award granted on or following October 24, 2018. All NEOs are currently in compliance with the executive stock ownership guidelines. Clawback Policy We have adopted a clawback policy designed to recover incentive compensation paid to executive officers based on erroneously prepared financial statements. If an accounting restatement is required because of material noncompliance with any financial reporting requirement, all incentive compensation paid or credited to any current or former executive officer who willfully committed misconduct that contributed to the noncompliance for the restated period will be recalculated based on restated results. To the extent the recalculated incentive compensation is less than the incentive compensation actually paid or credited to such executive officer for that period, the excess amount must be forfeited or returned to us. Alternatively, we are authorized to offset the forfeitable amount from compensation owed currently or in the future to such executive officer. The Compensation Committee is authorized to interpret this policy and make all determinations necessary for the policy’s operation. Additionally, if any current or former executive officer or any other senior employee identified by the Compensation Committee who received incentive compensation from us on or after the effective date of the clawback policy engages in serious misconduct or activity otherwise prohibited by the clawback policy, we have the right to use reasonable efforts to recover from such executive officer or senior employee any amount of incentive compensation the Compensation Committee reasonably and in good faith deems appropriate. The clawback policy applies to incentive compensation granted on or after the effective date of the policy. Anti-Hedging and Anti-Pledging Policies See “—Anti-Hedging and Anti-Pledging Policies” on page 28 for a description of YETI’s anti-hedging and anti-pledging policies which apply to our directors, NEOs, and other employees. Policy with Respect to Section 162(m) of the Internal Revenue Code Section 162(m) of the Code (“Section 162(m)”) generally prohibits a publicly-held company from deducting compensation paid to a current or former NEO that exceeds $1.0 million during the tax year. We are eligible for a special Section 162(m) grandfathering rule available for certain compensation paid or awarded by newly public companies. As such, Section 162(m) was one of the considerations YETI 2022 PROXY STATEMENT | 57 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 26 CHKSUM Content: 55349 Layout: 32619 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 in designing our long-term equity program for fiscal 2021. For fiscal 2021, each executive officer was awarded PBRS and time-based restricted stock awards (instead of time-and performance-based RSUs) in order to take advantage of this special grandfathering rule. The Compensation Committee notes the Section 162(m) deductibility limitation as one of the factors in its consideration of compensation matters. The Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of YETI and our stockholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible as a result of the limitations under Section 162(m). COMPENSATION COMMITTEE REPORT This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by YETI under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent YETI incorporates such Report by specific reference. The Compensation Discussion and Analysis was prepared by the management of YETI. YETI is responsible for the Compensation Discussion and Analysis and for the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Compensation Committee. The Compensation Committee met with the management of YETI and its independent compensation consultant to review and discuss the Compensation Discussion and Analysis. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of YETI. Based on this review and these discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in YETI’s Annual Report on Form 10-K and YETI’s proxy statement for the 2022 Annual Meeting of Stockholders. The preceding report has been furnished by the following members of the Compensation Committee: Dustan E. McCoy, Chair Mary Lou Kelley David L. Schnadig* * Mr. Schnadig served as a member of the Compensation Committee during 2021 and until his resignation from the Board effective March 9, 2022. 58 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 27 CHKSUM Content: 46308 Layout: 43459 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

2021 SUMMARY COMPENSATION TABLE The following table sets forth information regarding all compensation awarded to, earned by or paid to our NEOs during fiscal years 2019, 2020 and 2021. Non-Equity Incentive Stock Option Plan All Other Name and Principal Salary Bonus Awards(1) Awards(2) Compensation(3) Compensation(4) Total Position Year ($) ($) ($) ($) ($) ($) ($) Matthew J. Reintjes 2021 969,231 — 3,821,928 — 2,878,615 8,700 7,678,474 President and Chief 2020 919,231 — 3,237,499 — 2,108,485 — 6,265,215 Executive Officer 2019 875,000 — 1,864,165 1,718,966 1,408,750 8,400 5,875,281 Paul C. Carbone 2021 547,115 — 1,646,411 — 812,466 8,700 3,014,692 SVP and Chief Financial 2020 522,115 — 1,049,993 — 718,561 8,550 2,299,219 Officer 2019 500,000 — 710,144 654,845 603,750 11,654 2,480,393 Bryan C. Barksdale 2021 388,269 — 881,995 — 461,264 6,698 1,738,226 SVP, General Counsel & 2020 372,981 — 562,517 — 410,652 4,975 1,351,125 Secretary Hollie S. Castro 2021 421,538 — 929,027 — 500,787 8,700 1,860,052 Chief Human Resources 2020 390,673 — 592,499 — 430,131 8,550 1,421,853 Officer & SVP of ESG 2019 357,500 — 380,813 351,158 345,345 8,250 1,443,066 Kirk A. Zambetti 2021 408,269 — 929,027 — 485,024 8,700 1,831,020 SVP of Sales 2020 392,692 — 592,499 — 432,354 8,550 1,426,095 2019 375,000 — 399,466 368,352 362,250 12,358 1,517,426 (1) The amounts shown in the Stock Awards column represent the aggregate grant date fair value of the RSUs, PBRS and shares of time-based restricted stock granted to our NEOs, computed in accordance with FASB Accounting Standards Codiﬁcation Topic 718 (“Topic 718”). The amount attributable to the PBRS awards shown in the Stock Awards column reﬂects the value of PBRS awards based on target performance, which was the probable outcome of the applicable performance conditions as determined on the grant date, which results in a grant date fair value for the 2021 PBRS awards as follows: Mr. Reintjes $1,993,810; Mr. Carbone $858,894; Mr. Barksdale $460,116; Ms. Castro $484,651; and Mr. Zambetti $484,651. If there is a maximum payout under the 2021 PBRS awards, the values for such awards would be as follows: Mr. Reintjes $3,582,150; Mr. Carbone $1,543,120; Mr. Barksdale $826,661; Ms. Castro $870,742; and Mr. Zambetti $870,742. For information regarding assumptions, factors and methodologies used in our computations pursuant to Topic 718, see Note 10 (Stock-Based Compensation) to our consolidated ﬁnancial statements included in our Annual Report on Form 10-K for the ﬁscal year ended January 1, 2022. (2) The amounts shown above in the Option Awards column represent the aggregate grant date fair value of stock options computed in accordance with Topic 718. Valuations of options were determined using the Black-Scholes option pricing model. For information regarding assumptions, factors and methodologies used in our computations pursuant to Topic 718, see Note 10 (Stock-Based Compensation) to our consolidated ﬁnancial statements included in our Annual Report on Form 10-K for the ﬁscal year ended January 1, 2022. (3) The amounts shown in the Non-Equity Incentive Plan Compensation column are comprised of amounts paid in respect of the STIP, as determined by the Compensation Committee and in accordance with the plan and the awards thereunder. Payments pursuant to the STIP are generally made early in the year following the year in which they are earned. (4) Amounts disclosed in this column reﬂect Company contributions to the tax-qualiﬁed 401(k) retirement plan. YETI 2022 PROXY STATEMENT | 59 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 28 CHKSUM Content: 25235 Layout: 26696 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

EMPLOYMENT AGREEMENTS Matthew J. Reintjes. We entered into an amended and restated employment agreement with Mr. Reintjes, our President and CEO, effective October 25, 2018. Pursuant to Mr. Reintjes’ employment agreement, for each calendar year during the employment period beginning on or after January 1, 2019, Mr. Reintjes’ target annual incentive award is equal to 100% of his annual base salary amount for the applicable calendar year, but the actual amount of such bonus may be less than or exceed such target amount, depending on our performance. For the 2021 calendar year, Mr. Reintjes’ annual eligible salary was $969,231, his target annual incentive award opportunity was equal to 150% of his eligible salary, and he received a cash incentive award of $2,878,616. Mr. Reintjes’ employment agreement provides for an initial term of three years and automatic renewal for additional one-year terms, unless either party provides at least 60 days’ notice of nonrenewal. Mr. Reintjes’ employment agreement provides that we will use our good faith efforts to nominate Mr. Reintjes for re-election to the Board and procure his re-election at any applicable meeting of stockholders (when Mr. Reintjes’ term as a director would otherwise expire) held for the purposes of electing directors. Under the employment agreement, Mr. Reintjes is an at-will employee and is subject to customary restrictive covenants, including non-competition and non-solicitation of customer covenants for a period of 12 months following his termination of employment if his employment is terminated during the change in control protection period (as defined in his employment agreement) or 18 months if his employment is terminated outside of the change in control protection period. The severance provisions applicable to Mr. Reintjes are discussed below under “—Potential Payments upon Termination or Change of Control.” Other NEOs. Each of our other currently employed NEOs, Bryan C. Barksdale, Paul C. Carbone, Hollie S. Castro, and Kirk A. Zambetti, is a participant in the Severance Plan, as discussed below under “—Senior Leadership Severance Benefits Plan.” The severance provisions applicable to each of these NEOs are discussed below under “—Potential Payments upon Termination or Change of Control.” 60 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 29 CHKSUM Content: 11532 Layout: 43459 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

FISCAL 2021 GRANTS OF PLAN-BASED AWARDS TABLE The following table sets forth information regarding plan-based awards granted to our NEOs during fiscal 2021: All Other Stock Awards: Grant Date Estimated Future Payouts Estimated Future Payouts Number of Fair Value Under Non-Equity Incentive Under Equity Incentive Shares of Of Stock Plan Awards(1) Plan Awards(2) Stock and Option Threshold Target Maximum Threshold Target Maximum or Units Awards Name Grant Date Award Type ($) ($) ($) (#) (#) (#) (#)(3) ($) Matthew J. Reintjes 2/12/2021 Annual Incentive 726,923 1,453,846 2,907,692 2/12/2021 RS 25,029 1,828,118 2/12/2021 PBRS 12,515 25,029 50,058 1,993,810 Paul C. Carbone 2/12/2021 Annual Incentive 205,168 410,337 820,673 2/12/2021 RS 10,782 787,517 2/12/2021 PBRS 5,391 10,782 21,564 858,894 Bryan C. Barksdale 2/12/2021 Annual Incentive 116,481 232,962 465,923 2/12/2021 RS 5,776 421,879 2/12/2021 PBRS 2,888 5,776 11,552 460,116 Hollie S. Castro 2/12/2021 Annual Incentive 126,461 252,923 505,846 2/12/2021 RS 6,084 444,375 2/12/2021 PBRS 3,042 6,084 12,168 484,651 Kirk A. Zambetti 2/12/2021 Annual Incentive 122,481 244,962 489,923 2/12/2021 RS 6,084 444,375 2/12/2021 PBRS 3,042 6,084 12,168 484,651 Annual Incentive Plan (1) The amounts disclosed in these columns reﬂect the threshold, target and maximum annual cash incentive opportunities for 2021 under the STIP . The amounts of the annual cash incentives opportunities depend on the eligible salary of the NEO for the year. Annual cash incentive opportunities are subject to achievement relative to two performance measures, adjusted operating income and net sales, weighted 60% and 40%, respectively. Each performance measure has a threshold, target and maximum performance level such that performance below the threshold level results in no annual cash incentive payment, performance at threshold level results in a payout of 50% of the target bonus amount, performance at target level results in a payout of 100% of the target bonus amount, and performance at or above the maximum results in a payout of 200% of the target bonus amount. Linear interpolation will be used to determine the applicable payout amount between threshold and target and between target and maximum. Performance-based Restricted Stock Awards (2) The amounts disclosed in these columns reﬂect the threshold, target and maximum PBRS awards granted to our NEOs in 2021 and eligible to vest following the end of a three-year performance period based on cumulative free cash ﬂow during the performance period, with the number of PBRS eligible to vest subject to potential modiﬁcation based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. Each performance measure has a threshold, target and maximum performance level such that performance below the threshold level results in no PBRS becoming vested, performance at threshold level results in a payout of 50% of the target PBRS amount, performance at target level results in a payout of 100% of the target PBRS amount, and performance at or above the maximum results in a payout of 200% of the target PBRS amount. Vesting for performance between any of the performance levels is interpolated on a straight-line basis. Valuation of PBRS awards was determined based on target performance, which was the probable outcome of the performance conditions as of the grant date. See Footnote 1 to the Summary Compensation Table above for more details on this valuation. Time-based Restricted Stock Awards (3) Amounts disclosed in this column reﬂect the number of time-based restricted stock awards granted to our NEOs in ﬁscal 2021. The time-based restricted stock awards vest over three years; one-third of the shares of restricted stock YETI 2022 PROXY STATEMENT | 61 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 30 CHKSUM Content: 30944 Layout: 59987 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 underlying the award vested on the ﬁrst anniversary of the grant date, and one-sixth of the shares of restricted stock underlying the award will vest on each of the ﬁrst four six-month anniversaries thereafter. The grant date fair value of the time-based restricted stock awards is computed in accordance with Topic 718 using the closing price of a YETI share on the grant date. OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END TABLE The following table sets forth information regarding outstanding equity awards held by each of our NEOs as of January 1, 2022: Option Awards Stock Awards Equity Incentive Equity Plan Incentive Awards: Equity Plan Market or Incentive Awards: Payout Plan Number of Value Awards: Unearned of Unearned Number of Number Market Shares, Shares, Securities of Value of Units or Units or Number of Securities Underlying Shares or Shares or Other Other Underlying Unexercised Unexercised Option Units That Units That Rights Rights Options Unearned Exercise Option Have Not Have Not That Have That Have Exercisable Unexercisable Options Price Expiration Vested Vested Not Vested Not Vested Name Grant Date (#)(1) (#)(2) (#) ($) Date (#)(3) ($)(4) (#)(5) ($)(6) Matthew J. Reintjes 10/24/2018(7) 241,269 80,422 18.00 10/24/2028 2/15/2019(8) 149,216 29,843 22.84 2/15/2029 2/15/2019(8) 9,577 793,263 2/14/2020(8) 34,504 2,857,966 2/12/2021(8) 25,029 2,073,152 2/14/2020(9) 59,150 4,899,395 2/12/2021(9) 50,058 4,146,304 Paul C. Carbone 10/24/2018(7) 82,721 27,573 18.00 10/24/2028 2/15/2019(8) 56,845 11,368 22.84 2/15/2029 2/15/2019(8) 3,648 302,164 2/14/2020(8) 11,190 926,868 2/12/2021(8) 10,782 893,073 2/14/2020(9) 19,184 1,589,011 2/12/2021(9) 21,564 1,786,146 Bryan C. Barksdale 10/24/2018(7) 15,594 13,143 18.00 10/24/2028 2/15/2019(8) 12,460 6,096 22.84 2/15/2029 2/15/2019(8) 1,956 162,015 2/14/2020(8) 5,994 496,483 2/12/2021(8) 5,776 478,426 2/14/2020(9) 10,277 851,244 2/12/2021(9) 11,552 956,852 Hollie S. Castro 10/24/2018(7) — 13,143 18.00 10/24/2028 2/15/2019(8) 6,096 6,096 22.84 2/15/2029 2/15/2019(8) 1,956 162,015 2/14/2020(8) 6,314 522,989 2/12/2021(8) 6,084 503,938 2/14/2020(9) 10,825 896,635 2/12/2021(9) 12,168 1,007,875 Kirk A. Zambetti 10/24/2018(7) 10,787 13,786 18.00 10/24/2018 2/15/2019(8) 4,000 6,395 22.84 2/15/2029 2/15/2019(8) 2,052 169,967 2/14/2020(8) 6,314 522,989 2/12/2021(8) 6,084 503,938 2/14/2020(9) 10,825 896,635 2/12/2021(9) 12,168 1,007,875 62 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 31 CHKSUM Content: 14465 Layout: 41981 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

(1) Amounts disclosed in this column reﬂect the number of options granted to our NEOs that were subject to time-based vesting and have vested. The options generally expire ten years from the date of grant and have an exercise price of no less than 100% of the fair market value of a YETI share on the date of grant. See “2021 Potential Payments Upon Termination or Change in Control” for information on the treatment of options upon retirement, death, disability, termination or change in control. (2) Amounts disclosed in this column reﬂect the number of options granted to our NEOs that were subject to time-based vesting that had not vested as of January 1, 2022. (3) Amounts disclosed in this column reﬂect the number of unvested RSUs and shares of restricted stock granted that were subject to time-based vesting. See “2021 Potential Payments Upon Termination or Change in Control” for information on the treatment of RSUs and shares of restricted stock upon retirement, death, disability, termination or change in control. (4) Amounts disclosed in this column reﬂect the market value of the RSUs and shares of time-based restricted stock as reported in the preceding column using the closing price of a YETI share as reported on the New York Stock Exchange on December 31, 2021, the last trading day of our ﬁscal year, multiplied by the number of shares underlying each award. (5) Amounts disclosed in this column reﬂect the number of PBRS that would be paid out if the maximum performance goal is achieved. See “2021 Potential Payments Upon Termination or Change in Control” for information on the treatment of PBRS upon retirement, death, disability, termination or change in control. (6) Amounts disclosed in this column reﬂect the market value of the PBRS as reported in the preceding column using the closing price of a YETI share as reported on the New York Stock Exchange on December 31, 2021, the last trading day of our ﬁscal year, multiplied by the number of shares underlying each award. (7) Unvested portion of the award vests in three equal annual installments beginning on the second anniversary of the grant date. (8) Vest one-third on the ﬁrst anniversary of the grant date and one-sixth on each of the ﬁrst four six-month anniversaries thereafter. (9) Vest following the end of a three-year performance period based on cumulative free cash ﬂow during the performance period, subject to potential modiﬁcation based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. EQUITY COMPENSATION PLANS 2018 Equity and Incentive Compensation Plan. In September 2018, the Board approved and adopted the 2018 Equity and Incentive Compensation Plan (the “2018 Plan”). The 2018 Plan is administered by the Compensation Committee which has the authority to determine eligible participants in the 2018 Plan and to interpret and make determinations under the 2018 Plan. Pursuant to the 2018 Plan, YETI may grant stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock. The Board is generally authorized to amend the 2018 Plan as it deems necessary, provided that it may not amend the 2018 Plan without our stockholders’ approval if the amendment would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of shares that may be issued under the 2018 Plan, (iii) materially modify the requirements of participation, (iv) allow for the repricing of stock options or stock appreciation rights, or (v) otherwise require stockholder approval. The Compensation Committee may amend the terms of any award granted under the 2018 Plan but no amendment may adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent. 2012 Equity and Performance Incentive Plan (as amended and restated June 20, 2018). Prior to the adoption of the 2018 Plan, the Compensation Committee awarded nonqualified stock options and RSUs pursuant to the 2012 Equity and Performance Incentive Plan (as amended, the “2012 Plan”) which was originally adopted in June 2012. Subject to the provisions of the 2012 Plan, the Board has the power to interpret and administer the 2012 Plan and any award agreement and to determine the terms of awards. Following our IPO in October 2018, no shares are available for issuance pursuant to new awards under the 2012 Plan. YETI 2022 PROXY STATEMENT | 63 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 32 CHKSUM Content: 23566 Layout: 48980 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

FISCAL 2021 OPTION EXERCISES AND STOCK VESTED TABLE The following table provides information about the number of shares issued upon option exercises, the number of stock awards that vested, and the value realized on exercise or vesting, by our NEOs during fiscal 2021. Option Awards Stock Awards Number of Shares Value Realized Number of Shares Value Realized Acquired on Exercise on Exercise Acquired on Vesting on Vesting Name (#)(1) ($)(2) (#)(3) ($)(4) Matthew J. Reintjes 275,653 23,761,770 53,660 4,417,580 Paul C. Carbone — — 18,488 1,525,807 Bryan C. Barksdale 21,860 1,496,698 9,909 817,806 Hollie S. Castro 41,538 2,816,322 10,228 843,436 Kirk A. Zambetti 45,549 3,355,022 10,419 859,846 (1) The amounts shown in this column represent the number of shares acquired on the exercise of options during ﬁscal 2021. (2) The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the closing price of a YETI share on the date of exercise. (3) Amounts disclosed in this column reﬂect the number of RSUs and shares of restricted stock that vested during ﬁscal 2021. (4) Amounts disclosed in this column reﬂect the value realized upon vesting of the RSUs and shares of restricted stock, as calculated based on the price of a YETI share on the vesting date, multiplied by the number of shares underlying each award. POST-TERMINATION COMPENSATION SENIOR LEADERSHIP SEVERANCE BENEFITS PLAN Each of our currently employed NEOs other than the CEO participates in the Severance Plan, under which each participant is entitled to severance in connection with certain terminations of employment, subject to the participant’s execution of a release of claims. Each participant, including Messrs. Barksdale, Carbone and Zambetti and Ms. Castro, is required to execute a participation agreement, which designates a participant’s applicable participation level, and a restrictive covenants agreement, as a condition of participating in the Severance Plan. Under the restrictive covenants agreements, each participant is subject to customary restrictive covenants, including non-competition and non-solicitation of customer covenants following termination, which for Messrs. Barksdale, Carbone and Zambetti and Ms. Castro will continue for a period of 12 months. The severance provisions applicable to each of our NEOs (other than the CEO) under the Severance Plan are discussed below under “—Potential Payments upon Termination or Change of Control.” 64 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 33 CHKSUM Content: 45779 Layout: 2005 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL Mr. Reintjes’ employment agreement provides for certain payments to be made in connection with certain terminations of employment. Under Mr. Reintjes’ employment agreement, Mr. Reintjes is entitled to severance, subject to his execution of a release of claims, as follows: • If Mr. Reintjes’ employment is terminated by us without cause (as such term is defined in Mr. Reintjes’ employment agreement) or by Mr. Reintjes for good reason (as such term is defined in Mr. Reintjes’ employment agreement), and such termination occurs outside of the change in control protection period (as such term is defined in Mr. Reintjes’ employment agreement), Mr. Reintjes will be eligible to receive a severance payment in an amount equal to 150% of the sum of his annual base salary amount plus target annual incentive compensation amount for the year in which such termination occurs. This amount would be paid over the 18-month period following Mr. Reintjes’ termination of employment. Mr. Reintjes will also be eligible to receive a pro rata portion of his annual incentive compensation payment for the year of termination, based on actual performance for the full year and the number of days he was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which Mr. Reintjes’ employment terminates or (b) the 61st day after the date on which Mr. Reintjes’ employment terminates. In addition, we will reimburse Mr. Reintjes for the full amount of his premiums for health care continuation coverage for a period of up to 18 months. • If Mr. Reintjes’ employment is terminated by us without cause or by Mr. Reintjes for good reason, and such termination occurs during the change in control protection period, Mr. Reintjes will be eligible to receive a severance payment in an amount equal to 200% of the sum of his annual base salary amount plus his target annual incentive compensation amount for the year in which such termination occurs. This amount generally would be paid in a single lump sum following Mr. Reintjes’ termination of employment; although a portion of this amount would be paid over the 18-month period following Mr. Reintjes’ termination of employment if required under Section 409A of the Code. Mr. Reintjes will also be eligible to receive a pro rata portion of his target annual incentive compensation payment for the year of termination, based on the number of days he was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which Mr. Reintjes’ employment terminates or (b) the 61st day after the date on which Mr. Reintjes’ employment terminates. In addition, we will reimburse Mr. Reintjes for the full amount of his premiums for health care continuation coverage for a period of up to 18 months. • Mr. Reintjes’ employment agreement also contains a net-better Section 280G cutback provision, which provides that, if payments to Mr. Reintjes would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to an excise tax under Section 4999 of the Code, then such payments would be reduced by the amount needed to avoid triggering such tax, provided that such reduction leaves Mr. Reintjes in a better after-tax position than if such payments had not been reduced (taking into account the effect of the excise tax). Under the Severance Plan, each participating NEO is entitled to severance, subject to his or her execution of a release of claims, as follows: • If the employment of either of Messrs. Barksdale, Carbone or Zambetti or Ms. Castro is terminated by us without cause (as such term is defined in the Severance Plan) or by the applicable executive for good reason (as such term is defined in the Severance Plan), and such termination does not occur during the change in control protection period (as such term is YETI 2022 PROXY STATEMENT | 65 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 34 CHKSUM Content: 25941 Layout: 41532 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 defined in the Severance Plan), such executive will be eligible to receive a severance amount equal to 100% of his or her respective annual base salary amount (the “Base Severance Amount”). The Base Severance Amount would be paid over the 12-month period following the applicable executive’s termination of employment. Such executive will also be eligible to receive a pro rata portion of his or her respective annual incentive compensation payment for the year of termination, based on actual performance for the full year and the number of days the applicable executive was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which the applicable executive’s employment terminates or (b) the 61st day after the date on which the applicable executive’s employment terminates. In addition, we will reimburse the applicable executive for the full amount of his or her premiums for health care continuation coverage for a period of up to 12 months. • If the employment of either of Messrs. Barksdale, Carbone or Zambetti or Ms. Castro is terminated by us without cause or by the applicable executive for good reason, and such termination occurs during the change in control protection period, such executive will be eligible to receive a severance payment equal to 150% of the sum of his or her annual base salary amount plus target annual incentive compensation amount (the “Enhanced Severance Amount”). The Enhanced Severance Amount generally would be paid in a single lump sum following the applicable executive’s termination of employment; although a portion of this amount would be paid over the 12-month period following the applicable executive’s termination of employment, if required under Section 409A of the Code. Such executive will also be eligible to receive a pro rata portion of his or her target annual incentive compensation payment for the year of termination, based on the number of days he or she was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which the applicable executive’s employment terminates or (b) the 61st day after the date on which the applicable executive’s employment terminates. In addition, we will reimburse the applicable executive for the full amount of his or her premiums for health care continuation coverage for a period of up to 18 months. • For purposes of the Severance Plan, the change in control protection period is the 24-month period following a change in control (as defined in the Severance Plan). If a change in control occurs during the six-month period following termination of the employment of either of Messrs. Barksdale, Carbone or Zambetti or Ms. Castro by us without cause, or by the applicable executive for good reason, and such termination of employment (or the event giving rise to the termination for good reason) occurred at the request of a third party which had taken steps reasonably calculated or intended to effectuate such change in control, or otherwise arose in connection with or in anticipation of such change in control, then such executive would be entitled to receive the Enhanced Severance Amount, less any portion of the Base Severance Amount that was previously paid. • The Severance Plan also contains a net-better Section 280G cutback provision, which provides that, if payments to a participant would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to an excise tax under Section 4999 of the Code, then such payments would be reduced by the amount needed to avoid triggering such tax, provided that such reduction leaves the participant in a better after-tax position than if such payments had not been reduced (taking into account the effect of the excise tax). 66 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 35 CHKSUM Content: 54487 Layout: 726 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

POST-EMPLOYMENT COMPENSATION TABLE Set forth below are the amounts that our NEOs would have received upon a change in control or qualifying termination as of January 1, 2022. In calculating the amounts in the table, YETI based the stock distribution values on a price of $82.83 per share, which was the closing price of our common stock on the NYSE as of December 31, 2021, the last trading day of our fiscal year. Termination(a) Involuntary or Following Change Good Reason Death or in Control Termination Disability Name Compensation Component ($) ($) ($) Matthew J. Reintjes President and Chief Cash Severance 4,857,692(1) 3,643,269(2) — Executive Officer Annual Incentive 1,453,846(3) 2,878,615(4) — Long Term Incentives 17,251,270(5) — 17,251,270(5) Benefits and Perquisites: 24,243(6) 24,243(6) — Total: 23,587,052 6,546,127 17,251,270 Paul C. Carbone Senior Vice President and Cash Severance 1,440,504(7) 550,000(8) — Chief Financial Officer Annual Incentive 410,336(3) 812,466(4) — Long Term Incentives 6,279,207(5) — 6,279,207(5) Benefits and Perquisites: 32,301(6) 21,534(9) — Total: 8,162,348 1,384,000 6,279,207 Bryan C. Barksdale Senior Vice President, Cash Severance 934,442(7) 390,000(8) — General Counsel and Annual Incentive 232,961(3) 461,264(4) — Secretary Long Term Incentives 3,258,732(5) — 3,258,732(5) Benefits and Perquisites: 19,136(6) 12,757(9) — Total: 4,445,272 864,021 3,258,732 Hollie S. Castro Chief Human Resources Cash Severance 1,016,884(7) 425,000(8) — Officer & Senior Annual Incentive 252,923(3) 500,787(4) — Vice President of ESG Long Term Incentives 3,358,957(5) — 3,358,957(5) Benefits and Perquisites: 24,243(6) 16,162(9) — Total: 4,653,007 941,949 3,358,957 Kirk A. Zambetti Senior Vice President of Cash Severance 982,442(7) 410,000(8) — Sales Annual Incentive 244,961(3) 485,024(4) — Long Term Incentives 3,358,957(5) — 3,358,957(5) Benefits and Perquisites: 24,243(6) 16,162(9) — Total: 4,610,603 911,186 3,358,957 (a) Involuntary termination without Cause or voluntary termination with Good Reason. YETI 2022 PROXY STATEMENT | 67 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 36 CHKSUM Content: 27847 Layout: 24995 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

(1) Under the CEO’s Amended and Restated Employment Agreement, amount is 2.0 times the sum of base salary plus the target annual incentive award. (2) Under the CEO’s Amended and Restated Employment Agreement, amount is 1.5 times the sum of base salary plus the target annual incentive award. (3) Under the CEO’s Amended and Restated Employment Agreement and the Severance Plan, amount is the pro rata target annual incentive for the year of termination. (4) Amount is the actual annual incentive that had been earned as of January 1, 2022. (5) Under the terms of the individual PBRS, time-based restricted stock, RSU and stock option award agreements, upon (i) an involuntary termination without cause or voluntary termination with good reason that occurs within two years following a change in control, all unvested PBRS, time-based restricted stock, RSUs and stock options will vest, with the number of PBRS to vest equal to the target number of PBRS subject to such award, or (ii) a termination of employment due to death or disability, all unvested PBRS (based on the target number of PBRS subject to such award), shares of time-based restricted stock, RSUs and stock options will vest. Unvested PBRS (based on the target number of PBRS subject to an award), shares of time-based restricted stock, RSUs and stock options would also vest if awards were not assumed in the change in control. The amount shown is the value of all unvested stock options based on the difference between the exercise price and the price of a YETI share as of December 31, 2021 plus the market value of all unvested PBRS (assuming target performance), shares of time-based restricted stock, and RSUs based on the price of a YETI share as of December 31, 2021. (6) Amount is YETI’s reimbursement for the full amount of the COBRA premium payments for an 18-month period following termination. (7) Under the Severance Plan, amount is 1.5 times the sum of base salary plus target annual incentive award. (8) Under the Severance Plan, amount is equal to 1.0 times the executive’s base salary. (9) Under the Severance Plan, amount is YETI’s reimbursement to the Executive for the full amount of COBRA premium payments for a 12-month period following termination. CEO PAY RATIO For fiscal 2021, the median of the annual total compensation of all employees of YETI (other than our CEO) was $115,152, and the annual total compensation of our CEO, Matthew J. Reintjes, was $7,678,474. Based on this information, for fiscal 2021, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was approximately 67 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The methodology and the material assumptions, adjustments and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” were as follows: • We selected November 1, 2021 as the date upon which we would identify our median employee. Previously, we used October 9, 2020, as the identification date for our median employee. We chose a new date to align with the beginning of a calendar month for ease of data administration and chose to refine the methodology we used for selecting our median employee in order to more accurately reflect our current population, given the number of new hires that we had during fiscal 2021. • As of November 1, 2021, our employee population consisted of approximately 802 individuals globally, of which 726 were in the United States and 76 were outside of the United States. 68 | YETI 2022 PROXY STATEMENT EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 37 CHKSUM Content: 49737 Layout: 21675 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

• In accordance with the “de minimis exemption” adjustment permitted under SEC rules, which allows the exclusion of non-U.S. employees constituting less than 5% of the total employee population from the median employee calculation, we excluded 32 employees (representing fewer than 5% of our total employee population, excluding the CEO, as of November 1, 2021) from 3 countries as follows: 25 employees in China, 3 employees in Singapore, and 4 employees in the Philippines. After the exclusions, 726 employees in the United States and 44 employees located outside of the United States were considered for identifying the median employee. • To identify our “median employee,” we analyzed the actual total earnings compiled from our payroll records for the one-year period ending December 31, 2021 to determine the median employee. Actual earnings included base pay, overtime compensation, bonuses and other incentive pay (including commissions and fringe benefits). • We annualized the compensation of the employees who were hired during the applicable period, but who did not work for us during the entire 12 months. • We did not make any cost-of-living adjustments to adjust for employees living outside of Austin, Texas. • For employees in foreign jurisdictions, we converted amounts paid in local currencies to U.S. dollars using the exchange rate as of November 1, 2021. • We determined that our median employee was a full-time corporate employee located in the United States. • With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $115,152. With respect to the annual total compensation for our CEO, we used the amount reported in the “Total” column of the “Summary Compensation Table” set forth above. Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. YETI 2022 PROXY STATEMENT | 69 EXECUTIVE COMPENSATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.ea | Sequence: 38 CHKSUM Content: 41233 Layout: 60398 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, PANTONE Cool Gray 3 C, Black GRAPHICS: none V1.5

AUDIT MATTERS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES The following table sets forth the estimated aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for ﬁscal 2021, and Grant Thornton LLP (“Grant Thornton”), our prior independent registered public accounting ﬁrm, for ﬁscal 2020, which were approved in compliance with the Audit Committee’s pre-approval policy described below. Fiscal 2021 Fiscal 2020 Audit Fees(1) $ 1,092,400 $ 776,000 Audit-Related Fees — — Tax Fees(2) $ 528,300 — All Other Fees(3) $ 9,000 — Total Fees $ 1,629,700 $ 776,000 (1) Audit fees represent amounts billed for professional services rendered in connection with the integrated audit of our annual ﬁnancial statements and internal controls over ﬁnancial reporting, and the review of our interim consolidated ﬁnancial statements included in our quarterly reports ﬁled with the SEC, and services normally provided by our independent registered public accounting ﬁrm in connection with statutory or regulatory ﬁlings or engagements, accounting consultations on matters addressed during the audit or interim reviews and SEC ﬁlings, including comfort letters, consents, and comment letters. (2) Tax fees represent amounts billed for tax advice, tax compliance and consulting. (3) Consists of fees for products and services provided by our independent registered public accounting ﬁrm that are not included in the categories above. In considering the nature of the services provided by PwC, the Audit Committee determined that such services are compatible with the provision of independent audit services. AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES It is the policy of the Audit Committee to pre-approve all audit engagement fees, terms and services and permissible non-audit services to be performed by our independent registered public accounting firm. Annually, the Audit Committee reviews and, as it deems appropriate, pre-approves the anticipated audit, audit-related, tax and other services to be performed by the independent registered public accounting firm during the year. The Audit Committee reviews a description of the scope of services falling within pre-designated fee categories and imposes specific budgetary guidelines. The Audit Committee periodically reviews and pre-approves proposed additional services to be performed by the independent registered public accounting firm and related fees that are outside the scope of the services and fees pre-approved by the Audit Committee during its annual review. In order to respond to time-sensitive requests for services that may arise between regularly scheduled meetings, the Audit Committee delegates pre-approval authority to one or more of its members, who report any pre-approval decisions to the Audit Committee at its next scheduled meeting. During fiscal 2021, the Audit Committee did not approve any non-audit services pursuant to the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act. 70 | YETI 2022 PROXY STATEMENT Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 1 CHKSUM Content: 24431 Layout: 26390 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

AUDIT COMMITTEE REPORT The following report of the Audit Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that YETI specifically incorporates it by reference into such filing. As provided in its charter, the purposes of the Audit Committee are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of YETI’s financial statements, (ii) YETI’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications, independence and performance, and (iv) the performance of YETI’s internal audit function; (b) prepare the Audit Committee’s report to be included in YETI’s annual proxy statement; (c) advise and consult with management and the Board regarding the financial affairs of YETI; and (d) appoint, compensate, retain, dismiss and oversee the work of YETI’s independent auditors. Our principal responsibility is one of oversight. YETI’s management is responsible for the preparation, presentation and integrity of its financial statements and YETI’s independent registered public accounting firm, is responsible for auditing and reviewing those financial statements. YETI’s independent registered public accounting firm reports directly to the Audit Committee, which is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. In this context, we have reviewed and discussed YETI’s audited consolidated financial statements for the fiscal year ended January 1, 2022, with YETI’s management and PricewaterhouseCoopers LLP, YETI’s independent registered public accounting firm for fiscal 2021. This review included discussions with PricewaterhouseCoopers LLP regarding those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, we received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP its independence from YETI and its management. Based on these reviews and discussions and the reports of PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in YETI’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022, for filing with the SEC. The Audit Committee Robert K. Shearer (Chair) Alison Dean Frank D. Gibeau Dustan E. McCoy YETI 2022 PROXY STATEMENT | 71 AUDIT MATTERS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 2 CHKSUM Content: 22249 Layout: 56808 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM As reported on our Current Report on Form 8-K filed with the SEC on March 5, 2021, on February 26, 2021, the Audit Committee approved the dismissal of Grant Thornton as our independent registered public accounting firm. On March 1, 2021, immediately following the filing with the SEC of YETI’s Annual Report on Form 10-K for the year ended January 2, 2021, YETI dismissed Grant Thornton as its independent registered public accounting firm. Grant Thornton’s audit reports on our consolidated financial statements for the fiscal years ended December 28, 2019 and January 2, 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended January 2, 2021 and December 28, 2019, and the subsequent interim period from January 3, 2021 through March 1, 2021, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between YETI and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with its reports on YETI’s consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness in YETI’s internal control over financial reporting related to ineffective information technology general controls in the areas of user access and program change-management over certain information technology systems that support our financial reporting process. YETI concluded this material weakness was remediated as of September 26, 2020 as disclosed in YETI’s Form 10-Q for the period then ended. We previously provided Grant Thornton with a copy of the disclosures above and requested that Grant Thornton furnish us with a letter addressed to the SEC stating whether it agrees with the statements and, if not, stating the respects in which it does not agree. A copy of Grant Thornton’s letter, dated March 5, 2021, was filed as Exhibit 16.1 with our Current Report on Form 8-K filed with the SEC on March 5, 2021. On February 26, 2021, the Audit Committee approved the appointment of PwC as our independent registered public accounting firm effective following the dismissal of Grant Thornton. On March 1, 2021, immediately following the filing with the SEC of YETI’s Annual Report on Form 10-K for the year ended January 2, 2021, YETI appointed PwC as its new independent registered public accounting firm to perform independent audit services for the fiscal year ending January 1, 2022. During the fiscal years ended December 28, 2019 and January 2, 2021, and the subsequent interim period from January 3, 2021 through March 1, 2021, neither we nor anyone acting on our behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, in any case where a written report or oral advice was provided to us by PwC that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K. 72 | YETI 2022 PROXY STATEMENT AUDIT MATTERS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 3 CHKSUM Content: 57831 Layout: 61633 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit YETI’s financial statements. YETI’s independent registered public accounting firm for the fiscal year ended January 1, 2022 was PwC. Although stockholder ratification of this appointment is not required, as a matter of good corporate governance, the Audit Committee requests that stockholders ratify its appointment of PwC to serve as our independent registered public accounting firm for fiscal 2022. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of YETI and its stockholders. The members of the Audit Committee and the Board believe that the Audit Committee’s appointment of PwC as YETI’s independent external auditor is in the best interests of YETI and its stockholders. We expect that representatives of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions. The Board unanimously recommends that stockholders vote “FOR” the ratiﬁcation, on a non- binding basis, of the appointment of PwC as YETI’s independent registered public accounting ﬁrm for the ﬁscal year ending December 31, 2022. YETI 2022 PROXY STATEMENT | 73 AUDIT MATTERS Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 4 CHKSUM Content: 29786 Layout: 57943 Graphics: 21141 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: checkmark_ko_icon.eps V1.5

74 | YETI 2022 PROXY STATEMENT STOCK OWNERSHIP SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT The following table sets forth information with respect to the beneﬁcial ownership of our common stock as of March 10, 2022 by the following: • each stockholder who beneficially owns more than 5% of our common stock; • each NEO (as defined in “Compensation Discussion and Analysis”); • each of our directors and director nominees; and • all of our current executive officers and directors as a group. The number of shares beneficially owned by each stockholder, director or officer is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as affected by applicable community property laws or as otherwise set forth in the footnotes below, all persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percent of Number of Shares of Common Stock Common Stock Beneficially Name of Beneficial Owner Beneficially Owned Owned(1) 5% Stockholders: Blackrock, Inc.(2) 7,282,532 8.4% Capital World Investors(3) 5,890,300 6.8% Vanguard Group(4) 7,687,546 8.8% Named Executive Officers, Directors and Director Nominees: Bryan C. Barksdale(5) 43,801 * Paul C. Carbone(6) 181,794 * Hollie S. Castro(7) 24,012 * Matthew J. Reintjes(8) 440,543 * Kirk A. Zambetti(9) 34,715 * Tracey D. Brown(10) 3,689 * Alison Dean(10)(11) 1,403 * Frank D. Gibeau(10)(12) 6,507 * Mary Lou Kelley(10) 9,351 * Dustan E. McCoy(10)(13) 16,885 * Robert K. Shearer(10) — — All current executive officers and directors as a group (11 persons)(10)(14) 762,700 * * Represents less than 1%. (1) Percentages based on 87,051,652 outstanding shares of our common stock on March 10, 2022. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 5 CHKSUM Content: 24674 Layout: 57971 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

(2) Information regarding the number of shares beneﬁcially owned is based on information contained in a Schedule 13G/A ﬁled with the SEC on February 3, 2022 by Blackrock, Inc. (“Blackrock”). According to the Schedule 13G/A, as of December 31, 2021, Blackrock had sole voting power with respect to 7,100,269 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,282,532 shares and shared dispositive power with respect to 0 shares. The address of BlackRock is 55 East 52nd Street, New York, New York 10055. (3) Information regarding the number of shares beneﬁcially owned is based on information contained in a Schedule 13G/A ﬁled with the SEC on February 11, 2022 by Capital World Investors, a registered investment adviser and a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl and Capital International K.K. According to the Schedule 13G/A, as of December 31, 2021, Capitol World Investors had sole voting power with respect to 5,890,300 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 5,890,300 shares and shared dispositive power with respect to 0 shares. The address of Capitol World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071. (4) Information regarding the number of shares beneﬁcially owned is based on information contained in a Schedule 13G/A ﬁled with the SEC on February 10, 2022 by The Vanguard Group (“Vanguard”). According to the Schedule 13G/A, as of December 31, 2021, Vanguard had sole voting power with respect to 0 shares, shared voting power with respect to 51,433 shares, sole dispositive power with respect to 7,560,660 shares and shared dispositive power with respect to 126,886 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. (5) Includes 34,150 shares of common stock that Bryan C. Barksdale has the right to acquire within 60 days of March 10, 2022 through the exercise of options. (6) Includes 150,934 shares of common stock that Paul C. Carbone has the right to acquire within 60 days of March 10, 2022 through the exercise of options. (7) Includes 12,192 shares of common stock that Hollie S. Castro has the right to acquire within 60 days of March 10, 2022 through the exercise of options. (8) Includes 420,328 shares of common stock that Matthew J. Reintjes has the right to acquire within 60 days of March 10, 2022 through the exercise of options. (9) Includes 21,182 shares of common stock that Kirk A. Zambetti has the right to acquire within 60 days of March 10, 2022 through the exercise of options. (10) Does not include shares of common stock underlying DSUs granted under the 2018 Plan, which will vest immediately prior to the Annual Meeting, but for which settlement will not occur until the earlier of (a) the date speciﬁed by the non-employee director in his or her deferral election form or (b) the six-month anniversary of the non-employee director’s cessation of service on the Board, as follows: Tracey D. Brown, 1,403, Alison Dean, 1,342; Frank D. Gibeau, 2,085; Mary Lou Kelley, 8,103; Dustan E. McCoy, 3,155; and Robert K. Shearer, 25,573. (11) Includes 1,403 shares of common stock that Alison Dean has the right to acquire within 60 days of March 10, 2022 through the vesting of RSUs. (12) Reﬂects 1,403 shares of common stock that Frank D. Gibeau has the right to acquire within 60 days of March 10, 2022 through the vesting of RSUs. (13) Reﬂects 1,403 shares of common stock that Dustan E. McCoy has the right to acquire within 60 days of March 10, 2022 through the vesting of RSUs. (14) Includes 642,995 shares of common stock that current executive officers and directors have the right to acquire within 60 days of March 10, 2022 through the exercise of options or the vesting of RSUs. YETI 2022 PROXY STATEMENT | 75 STOCK OWNERSHIP Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 6 CHKSUM Content: 22863 Layout: 14357 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

76 | YETI 2022 PROXY STATEMENT CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS The following is a summary of transactions that occurred on or after January 2, 2021, to which we were a party, in which the amount involved exceeds $120,000 and in which any of our executive officers, directors, or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest. REGISTRATION RIGHTS AGREEMENT In connection with our IPO, we entered into a registration rights agreement with Cortec, Roy J. Seiders, Ryan R. Seiders, certain of their respective affiliates, and certain other stockholders, which was subsequently amended in May 2019 and December 2019 (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, certain of the parties thereto (each, a “Rights Holder” and, collectively, the “Rights Holders”) may demand registration of, or an underwritten offering of, all or a portion of its common stock. If a Rights Holder demands registration or an underwritten offering, the other stockholders party thereto may request that up to all of their shares of common stock be included such registration statement or underwritten offering, as the case may be. In each case, the amount registered under the demand registration or offered in an underwritten offering is subject to certain limitations and conditions, including that (i) we are not obligated to effectuate more than four demand registrations or underwritten offerings in any 12-month period and (ii) any demand registration or underwritten offering must be for an anticipated aggregate offering price of at least $250 million. In addition, in the event that we register additional shares of common stock or any series of preferred stock for sale to the public, we will be required to give notice of such registration to the other parties to the Registration Rights Agreement and, subject to certain limitations, include shares of common stock held by them in the registration. We are responsible for paying all registration expenses and expenses associated with an underwritten offering in connection with any registration or underwritten offering pursuant to the registration rights agreement (including the costs associated with this registration), excluding any underwriting fees, commissions, discounts and allowances and related legal fees. The Registration Rights Agreement includes customary indemnification provisions in favor of the stockholders party thereto against certain losses and liabilities arising out of or based upon any filing or other disclosure made by us under the securities laws relating to any such registration. The Registration Rights Agreement is filed as an exhibit to our Annual Report on form 10-K filed with the SEC on February 28, 2022, and the description herein is qualified by reference to such agreement. POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving or disapproving “Related Person Transactions.” Pursuant to our policy, Related Person Transactions are, subject to the exclusions described below, transactions, arrangements or relationships between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person is determined to have, have had, or expects to have a direct or indirect material interest or transactions, arrangements or relationships that would cast into doubt the independence of a director, would present the appearance of a conflict of interest between us and related persons or is otherwise prohibited by law, rule or regulation. Our policy specifically excludes the following from the definition of Related Person Transaction: (a) compensation to a director or executive officer that is or will be disclosed in YETI’s proxy statement; (b) compensation to an executive officer who is not an immediate family member of a director or of another executive officer that has been approved by the Compensation Committee or the Board; (c) a transaction in which the rates or charges involved are determined by competitive bids, or which involves rates or charges fixed in conformity with law or governmental authority; (d) a transaction that involves services as a bank STOCK OWNERSHIP Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 7 CHKSUM Content: 25283 Layout: 53857 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5 depositary of funds, transfer agent, registrar, indenture trustee or similar services; (e) a transaction in which the related person’s interest arises solely from the ownership of YETI stock and all stockholders receive the same benefit on a pro rata basis; and (f) a transaction entered into or consummated prior to the date of our IPO. Our policy regarding Related Person Transactions provides that a related person is: (a) any person who has served as a director or an executive officer of YETI at any time during the last fiscal year; (b) any person whose nomination to become a director has been presented in a proxy statement relating to the election of directors since the beginning of the last fiscal year; (c) any person who was at any time during the last fiscal year an immediate family member of any of the persons listed in (a) and (b) of this sentence; or (d) any person or any immediate family member of such person who is known to us to be the beneficial owner of more than 5% of YETI’s stock at the time of the transaction The Audit Committee will report its action with respect to any Related Person Transaction to the Board. In the event that any Related Person Transaction is approved by the Audit Committee, such transaction will be disclosed in our proxy statement for the next annual meeting of stockholders following such approval. YETI 2022 PROXY STATEMENT | 77 STOCK OWNERSHIP Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 8 CHKSUM Content: 37927 Layout: 56808 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

78 | YETI 2022 PROXY STATEMENT ADDITIONAL INFORMATION QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING The executive offices of YETI are located at, and the mailing address of YETI is, 7601 Southwest Parkway, Austin, TX 78735. Following are questions and answers regarding the Annual Meeting: Why am I receiving this Proxy Statement? You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board of YETI to be voted at the Annual Meeting (and at any adjournment or postponement of the Annual Meeting), for the purposes set forth in the Annual Meeting Notice. What is a proxy? A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy (or proxy card). Dustan E. McCoy and Robert K. Shearer have been designated as the proxy holders in connection with the Board’s solicitation of proxies for the Annual Meeting. Who is entitled to vote at the Annual Meeting? Holders of shares of YETI’s common stock at the close of business on March 10, 2022, which is the date that the Board has designated as the record date for the Annual Meeting (the “Record Date”), are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 87,051,652 shares of our common stock issued and outstanding. Each share of YETI’s common stock entitles its holder to one vote on each matter to be acted on at the Annual Meeting. How many shares must be present to hold the Annual Meeting? The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the chair of the Annual Meeting or, if directed by the chair of the Annual Meeting, holders of a majority of the issued and outstanding shares of our common stock present, in person or by proxy at the Annual Meeting and entitled to vote thereon, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. What am I voting on and what are the Board voting recommendations? See page 1 of this Proxy Statement under “Proxy Summary—Matters To Be Voted On.” Can other matters be decided at the Annual Meeting? Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Annual Meeting Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the proxy holders appointed by the Board to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 9 CHKSUM Content: 33725 Layout: 34877 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

How can I vote? See page 1 of this Proxy Statement under “Proxy Summary—How To Vote.” Can I change my proxy vote? If you are stockholder of record, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by: • returning a signed proxy card with a later date; • authorizing a new vote electronically through the Internet or by telephone; or • delivering a written revocation of your proxy to Bryan C. Barksdale, Senior Vice President, General Counsel and Secretary, YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735 before your original proxy is voted at the Annual Meeting. Your attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the Annual Meeting and vote your shares at the Annual Meeting, you should change your vote using the same method (by Internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual Meeting verify your latest vote. If you are a beneficial owner of shares, you can submit new voting instructions by contacting your broker, bank or other nominee. You also can vote at the Annual Meeting by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability. What if I return my proxy card but do not provide voting instructions? Proxies that are signed and returned but do not contain voting instructions will be voted: • FOR ALL to elect each of the two Class I director nominees listed in this Proxy Statement (Proposal 1); • FOR the approval of the compensation paid to YETI’s named executive officers (Proposal 2); • FOR the ratification of the appointment of PWC as YETI’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 3); and • In the discretion of the named proxy holders if any other matters are properly brought before the Annual Meeting. Will my shares be voted if I don’t provide my proxy or instruction card? Registered Stockholders If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, or vote in person at the Annual Meeting. Plan Participants If you are a participant in our employee 401(k) plan and you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan and other legal requirements. YETI 2022 PROXY STATEMENT | 79 ADDITIONAL INFORMATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 10 CHKSUM Content: 31944 Layout: 56808 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

80 | YETI 2022 PROXY STATEMENT Beneﬁcial Owners Brokers who hold shares in street name for consumers are required to vote shares in accordance with instructions received from the beneficial owners. Rule 452 of the NYSE restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as the election of directors, executive compensation and other significant matters without instructions from the beneficial owner, although brokers will be permitted to vote on discretionary items such as auditor ratification. As a result, if you do not submit voting instructions to your broker and your shares are held in street name, your brokerage firm cannot vote your shares on Proposals 1 and 2, which are considered non-discretionary matters, but may vote your shares on Proposal 3, which is considered a discretionary matter. If your broker exercises this discretion to vote your shares on Proposal 3, your shares will constitute “broker non-votes” on Proposal 1 and Proposal 2. Multiple Forms of Ownership YETI cannot provide a single proxy or instruction card for stockholders who own shares in multiple forms as registered stockholders, plan participants or beneficial owners. As a result, if your shares are held in multiple types of accounts, you must submit your votes for each type of account in accordance with the instructions you receive for that account. What is the vote required for each proposal? For Proposal 1, the election of the Class I directors, you may vote “For All” director nominees or withhold your vote for any one or more of the director nominees. Under our Bylaws, director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. Withheld votes and broker non-votes will have no effect on the election of directors. This means that the individuals nominated for election to the Board who receive the most affirmative votes (among votes properly cast in person or by proxy) will be elected. For Proposal 2, you may vote “For” or “Against” or abstain from voting. Under our Bylaws, the affirmative vote of a majority of the shares of common stock cast affirmatively or negatively on the proposal by holders present or represented at the Annual Meeting is required to approve the compensation paid to our named executive officers. Abstentions and broker non-votes will not be considered as votes cast and, as a result, will not have any effect on the proposal. For Proposal 3, you may vote “For” or “Against” or abstain from voting. Under our Bylaws, the affirmative vote of a majority of the shares of common stock cast affirmatively or negatively on the proposal by holders present or represented at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions will not be considered as votes cast and, as a result, will not have any effect on the proposal. Because the ratification of the appointment of the independent auditor is considered a “routine” matter, there will be no broker non-votes with respect to Proposal 3. When did YETI begin mailing the Proxy Notice and ﬁrst make available this Proxy Statement and form of proxy to stockholders? We began mailing the Proxy Notice, and first made available this Proxy Statement and the accompanying form of proxy to our stockholders, on or about March 21, 2022. ADDITIONAL INFORMATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 11 CHKSUM Content: 16600 Layout: 34877 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

Who will count the votes? A representative of Broadridge Financial Solutions, Inc., our transfer agent, will tabulate the votes and act as the inspector of election. Where can I ﬁnd the voting results of the Annual Meeting? The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by YETI in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. What is “householding” and how does it affect me? With respect to eligible stockholders who share a single address and did not receive a Proxy Notice, we are sending only one Proxy Statement and Annual Report to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement or Annual Report in the future, he or she may contact Investor Relations, YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735 or call (512) 271-6332 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement and the Annual Report can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee. We hereby undertake to deliver promptly, upon written or oral request, a copy of this Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above. Who bears the cost of this proxy solicitation? The cost of preparing, assembling, posting on the Internet, printing and mailing the Proxy Notice, Annual Meeting Notice, Annual Report, this Proxy Statement, and the form of proxy, as well as the reasonable costs of forwarding solicitation materials to the beneficial owners of shares of our common stock, and other costs of solicitation, will be borne by YETI. Officers and employees of YETI may solicit proxies, either through personal contact or by mail, telephone or other electronic means. These officers and employees will not receive additional compensation for soliciting proxies, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares of our common stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of such shares of our common stock. Can I ﬁnd additional information on YETI’s website? Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about YETI and our corporate governance practices under “Governance” in the Investor Relations section of our website, www.YETI.com. Our website contains information about the Board, Board committees, Charter, Bylaws, Code of Business Conduct, Corporate Governance Guidelines and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to Investor Relations, YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735. YETI 2022 PROXY STATEMENT | 81 ADDITIONAL INFORMATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 12 CHKSUM Content: 24967 Layout: 56808 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

82 | YETI 2022 PROXY STATEMENT DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders must comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders, the proposal must be received by our Secretary at our principal executive offices no later than November 21, 2022. In addition, any stockholder who intends to submit a proposal for consideration at our 2023 Annual Meeting of Stockholders, but not for inclusion in our proxy statement, or who intends to submit nominees for election as directors at the Annual Meeting must notify our Secretary in writing. Under our Bylaws, such written notice must (a) be received at our principal executive offices no earlier than January 5, 2023 and no later than the close of business on February 4, 2023, and (b) satisfy specified requirements set forth in our Bylaws. Further, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees at our 2023 Annual Meeting must deliver written notice to YETI setting forth the information required by Rule 14a-19 under the Exchange Act no later than March 6, 2023. However, if the date of the 2023 Annual Meeting changes by more than 30 days from the date of this year’s Annual Meeting, written notice must be received by the later of 60 days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2023 Annual Meeting is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above. ANNUAL REPORT You may obtain a copy of YETI’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022 without charge by sending a written request to YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.YETI.com. OTHER BUSINESS The Board is not aware of any other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named as proxy holders will have discretion to vote the proxy in accordance with applicable law and their judgment on such matters. By Order of the Board of Directors, Bryan C. Barksdale Senior Vice President, General Counsel and Secretary Dated: March 21, 2022 ADDITIONAL INFORMATION Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 13 CHKSUM Content: 27244 Layout: 64942 Graphics: 707 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: bryan_barksdale_k_sig.eps V1.5

APPENDIX A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES This Proxy Statement refers to “adjusted operating income,” “adjusted operating margin,” “adjusted net income,” and “adjusted net income per diluted share” which are considered non-GAAP ﬁnancial measures, as deﬁned by SEC Regulation G. We have provided below a reconciliation of these measures to the most directly comparable ﬁnancial measures calculated in accordance with GAAP . We believe these non-GAAP ﬁnancial measures may be useful in evaluating our ﬁnancial information and comparing year-over-year performance, and we have incorporated adjusted net income as a performance measure in our STIP . However, these measures should not be considered in isolation and should be viewed in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP . In addition, our non-GAAP ﬁnancial information may not be comparable to similarly titled measures reported by other companies. For purposes of this Proxy Statement, we define adjusted operating income and adjusted net income as operating income and net income, respectively, from our income statement, adjusted for non-cash stock-based compensation expense, asset impairment charges, business optimization expense, and in the case of adjusted net income, also adjusted for loss on modification and extinguishment of debt, including accelerated amortization of deferred financing fees resulting from early prepayments of debt, and the tax impact of all adjustments. Adjusted operating margin is calculated by dividing adjusted operating income by net sales. Adjusted net income per diluted share is calculated using adjusted net income, as defined above, and diluted weighted average shares outstanding. The following table provides a numerical reconciliation of these non-GAAP financial measures (in millions, except for per share amounts): Fiscal 2021 Fiscal 2020 Operating Income $ 274.9 $ 214.2 Adjustments: Non-cash stock-based compensation expense 15.5 9.0 Long-lived asset impairment 2.5 1.1 Business optimization expense(1) 2.2 — Adjusted Operating Income $ 295.1 $ 224.3 Net Income $ 212.6 $ 155.8 Adjustments: Non-cash stock-based compensation expense 15.5 9.0 Long-lived asset impairment 2.5 1.1 Loss on prepayment of debt(2) — 1.1 Business optimization expense(1) 2.2 — Tax impact of adjusting items(3) (4.9) (2.7) Adjusted Net Income $ 227.8 $ 164.2 Net Sales $ 1,411.0 $ 1,091.7 Operating Margin 19.5% 19.6% Adjusted Operating Margin 20.9% 20.5% Net Income Per Diluted Share $ 2.40 $ 1.77 Adjusted Net Income Per Diluted Share $ 2.57 $ 1.87 Weighted average common shares outstanding - diluted 88.7 87.8 YETI 2022 PROXY STATEMENT | 83 Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 14 CHKSUM Content: 14510 Layout: 55656 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

84 | YETI 2022 PROXY STATEMENT Note: Amounts may not recalculate due to rounding. (1) Represents start-up costs, transition and integration charges associated with our new distribution facility in Memphis, Tennessee, and costs to exit our distribution facility in Dallas, Texas. (2) Represents the accelerated amortization of deferred ﬁnancing fees resulting from the voluntary prepayments of our term loan in ﬁscal 2020. (3) Represents the tax impact of adjustments calculated at an expected statutory tax rate of 24.5% for both ﬁscal 2021 and ﬁscal 2020, respectively. Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.fa | Sequence: 15 CHKSUM Content: 24280 Layout: 64473 Graphics: 0 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yeti Blue, ~note-color 2, Black GRAPHICS: none V1.5

©2022 YETI Coolers, LLC 7601 Southwest Parkway Austin, TX 78735-8989 USA ..com Toppan Merrill - Yeti Holdings_ Inc. DEF 14A ED and Print only ED | 105251 | 16-Mar-22 10:56 | 21-35773-1.za | Sequence: 1 CHKSUM Content: 0 Layout: 23413 Graphics: 25175 CLEAN JOB: 21-35773-1 CYCLE#;BL#: 12; 0 TRIM: 8.25" x 10.75" AS: Dallas: 214-698-9777 COLORS: Yellow, Cyan, ~note-color 2, Black, Magenta GRAPHICS: 35773-1_obc_4c_cov.eps V1.5

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D71465-P66021 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! YETI HOLDINGS, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. YETI HOLDINGS, INC. C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 01) Frank D. Gibeau 02) Matthew J. Reintjes 1. Election of two Class I directors The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approval, on an advisory basis, of the compensation paid to our named executive officers. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as YETI Holdings, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Nominees: The Board of Directors recommends you vote FOR ALL to elect each Class I director nominee named in Proposal 1. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/YETI2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to Stockholders are available at www.proxyvote.com. D71466-P66021 YETI HOLDINGS, INC. 2022 Annual Meeting of Stockholders May 5, 2022 8:00 A.M. This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Dustan E. McCoy and Robert K. Shearer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as provided on the reverse side, with all the powers which the undersigned would possess if personally present, all of the shares of common stock of YETI Holdings, Inc. that the undersigned is/are entitled to vote at the 2022 Annual Meeting of Stockholders to be held at 8:00 A.M., local time, on May 5, 2022, at www.virtualshareholdermeeting.com/YETI2022, and any adjournment or postponement thereof. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted "For All" of the nominees in the election of two Class I directors and "For" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2022 Annual Meeting of Stockholders. Continued and to be signed on reverse side